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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14a of
the Securities Exchange Act of 1934 (Amendment No.        )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
EVOLVING SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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EVOLVING SYSTEMS, INC.
9777 Mt. Pyramid Court, Suite 100
Englewood, Colorado 80112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 13, 2004

To the Stockholders of Evolving Systems, Inc.:

        The Annual Meeting of Stockholders of Evolving Systems, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 13, 2004, at 9:00 a.m. local time at the Hilton Garden Inn, 9290 Meridian Blvd., Englewood, Colorado 80112. At the meeting, stockholders will consider and act on the following:

  1.
  The election of two directors to serve for a term of three years.

  2.
  The approval of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of common stock from 25,000,000 to 50,000,000.

  3.
  The approval of an amendment of the Company's Amended and Restated Stock Option Plan to increase the total number of shares of common stock authorized for issuance under the plan by 1,500,000 shares.

  4.
  The approval of an amendment of the Company's Employee Stock Purchase Plan to increase the total number of shares of common stock authorized for issuance under the plan by 200,000 shares.

  5.
  To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending December 31, 2004.

  6.
  To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

        The Proxy Statement accompanying this Notice describes these items more fully.

        The Board of Directors has fixed the close of business on March 18, 2004 as the record date for determining the stockholders entitled to notice of the meeting and to vote at this Annual Meeting and at any adjournment or postponement of the meeting.

        Please vote either via the Internet, by telephone or by completing and signing the enclosed form of proxy and mailing it promptly in the enclosed envelope. Your proxy will not be used if you attend the meeting and vote in person.

By Order of the Board of Directors,

Anita T. Moseley Secretary

Englewood, Colorado
April 2, 2004

        All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please either vote via the Internet, by telephone or by completing and signing the enclosed form of proxy and mailing it as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from the record holder.

EVOLVING SYSTEMS, INC.
9777 Mt. Pyramid Court, Suite 100
Englewood, Colorado 80112

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
MAY 13, 2004
INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The enclosed proxy is solicited by the Board of Directors of Evolving Systems, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 13, 2004, at 9:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement of the Annual Meeting, for the purposes described in this proxy statement and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Hilton Garden Inn, located at 9290 Meridian Blvd., Englewood, Colorado. This proxy statement and accompanying proxy card are being first mailed to stockholders on or about April 2, 2004.

Solicitation of Proxies

        The Company will bear the entire cost of soliciting proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. The Company will furnish copies to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to the beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to the beneficial owners. Directors, officers or other regular employees of the Company may supplement the original mailed solicitation of proxies by telephone, telegram or personal solicitation. No additional compensation will be paid to directors, officers or other regular employees for these services.

Who Can Vote at the Meeting

        You are entitled to vote your Evolving Systems common stock if the records of the Company show that you held your shares as of the close of business on March 18, 2004 (the "Record Date"). If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of stock held in "street name" and these proxy materials are being forwarded to you by your broker, bank or nominee. As the beneficial owner, you have the right to direct your broker on how to vote your stock. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing it on how to vote your stock.

        At the close of business on March 18, 2004, the Company had outstanding and entitled to vote 15,885,235 shares of common stock. Each holder of record of common stock on March 18, 2004 will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

Attending the Meeting

        If you are a stockholder as of the Record Date, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank, broker or other nominee are examples of proof of ownership. If you want to vote your shares of Evolving Systems common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Quorum and Votes Required

        The Annual Meeting will be held if a majority of the outstanding shares of common stock entitled to vote, constituting a quorum, is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. When brokers have not received any instructions from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals (such as Proposal 1—the election of Directors), but not on non-routine matters (such as Proposal 2—amendment of the Certificate of Incorporation to increase the authorized shares as well as Proposal 3—amendment of the Amended and Restated Stock Option Plan and Proposal 4—amendment of the Employee Stock Purchase Plan). The absences of votes on non-routine matters are "broker non-votes."

        In voting on the election of directors, you may vote in favor of both nominees, withhold votes as to both nominees or withhold votes as to either nominee. There is no cumulative voting for the election of directors. Assuming a quorum is present, those two candidates receiving the most votes will be elected as Directors of our Company. Abstentions will be counted as "no" votes; broker non-votes will not be counted and will have no effect on the outcome of the election.

        In voting on the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of the majority of the issued and outstanding shares. Abstentions and broker non-votes will be counted as "no" votes.

        In voting on the proposals to amend the Company's Stock Option Plan and Employee Stock Purchase Plan and to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To be approved, these matters require the affirmative vote of a majority of the votes present in person or by proxy at the Annual Meeting. Abstentions will be counted as "no" votes; broker non-votes will have no effect on the voting.

Voting by Proxy

        This proxy statement is being sent to you by the Board of Directors of Evolving Systems for the purpose of requesting that you allow your shares of the Company's common stock to be represented at the Annual Meeting by the persons named in the enclosed proxy card. All shares of Evolving Systems common stock represented at the meeting by properly executed, dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends that you vote:

  •
  FOR each of the nominees for Directors;

  •
  FOR amendment of the Company's Certificate of Incorporation increasing the number of authorized shares;

  •
  FOR adoption of the amendment to the Evolving Systems Stock Option Plan;

  •
  FOR adoption of the amendment to the Evolving Systems Employee Stock Purchase Plan; and

  •
  FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors.

        If any matter not described in this proxy statement is properly presented at the Annual Meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares.

This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the Annual Meeting is postponed or adjourned, your Evolving Systems common stock may also be voted by the persons named in the proxy card on the new meeting date, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

        If you give a proxy in response to this solicitation you have the power to revoke it at any time before it is voted. You may revoke it by delivering a written notice of revocation or a properly executed proxy with a later date to the Secretary of the Company at the Company's principal executive office, 9777 Mt. Pyramid Court, Suite 100, Englewood, Colorado 80112. A proxy also may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy; you must still notify the Secretary of the Company that you want to revoke your proxy.

Voting Electronically or by Telephone

        Instead of voting by mailing a proxy card, registered stockholders can vote their shares of Company common stock over the Internet or by telephone. If you vote by telephone or via the Internet, you do not have to return a proxy card.

        The Internet and telephone voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their stock and to confirm that their instructions have been properly recorded. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the stockholder. Stockholders who vote by telephone will be able to utilize a toll-free telephone number, the cost of which is borne by the Company. However, if such toll-free telephone number is dialed from certain telephones, such as telephones in many hotel rooms or cellular telephones, the costs associated with access to the toll-free number, such as usage and roaming charges, will be borne by the stockholder.

For Shares Registered Directly in Your Name

        Stockholders with shares of common stock registered directly in their name in the Company's stock records maintained by its transfer agent, American Stock Transfer & Trust Company, may vote their shares in any of the following ways:

  •
  by telephone by calling (toll-free) 1-800-PROXIES (1-800-776-9437);

  •
  via the Internet at the following address on the World Wide Web: http://www.voteproxy.com;

  •
  by mailing their signed proxy card; or

  •
  by attending the meeting and voting in person.

        Each stockholder planning to vote by telephone or the Internet should have his, her or its proxy card handy as the unique control numbers printed on the proxy card will be required in order to vote by either of such means.

        Specific instructions to be followed by registered stockholders of our common stock are set forth on the enclosed proxy card. Votes submitted by telephone or via the Internet must be received by 8 a.m. eastern time on May 13, 2004.

For Stock Registered in the Name of a Brokerage Firm or Bank

        A number of brokerage firms and banks are participating in separate programs that offer telephone and/or Internet voting options. Such programs are different from the programs provided for shares registered directly in the name of the stockholder. If your shares of common stock are held in an account at a brokerage firm or bank participating in any such program, you may vote those shares by telephone and/or via the Internet in accordance with instructions set forth on the voting form provided to you by the brokerage firm or bank that holds your stock.

Stockholder Proposals

        The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2005 annual meeting of stockholders provided under Rule 14a-8 of the Securities and Exchange Commission is December 3, 2004. A stockholder proposal or nomination for director for consideration at the 2005 annual meeting but not included in the proxy statement and proxy must be received by the Secretary of the Company no earlier than February 12, 2005 and no later than March 14, 2005.

Delivery of this Proxy Statement

        The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as "householding," potentially means extra convenience for securityholders and cost savings for companies.

        This year, a number of brokers with account holders who are Evolving Systems, Inc. stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker, direct your written request to Evolving Systems, Inc., Anita T. Moseley, Secretary, 9777 Mt. Pyramid Court, Suite 100, Englewood, Colorado 80112 or contact Anita T. Moseley at 303-802-1000.

        Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

PROPOSAL 1

ELECTION OF DIRECTORS

        The Company's Restated Certificate of Incorporation and Bylaws provide that the Board of Directors is divided into three (3) classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) will serve for the remainder of the full term of the class of directors in which the vacancy occurred and until the director's successor is elected and qualified.

        The Board of Directors presently consists of five (5) members. All of the current Directors, except for Messrs. Hallenbeck and Gartside who are executive officers of the Company, are independent under the current listing standards of the Nasdaq Stock Market, Inc. There are two Class 3 Directors, Stephen K. Gartside, Jr. and Brendan F. Reidy, whose terms of office expire in 2004. The Board has nominated each of Mr. Gartside and Mr. Reidy for re-election. There are currently two vacancies on the Board which will remain following this election. The Board may fill these vacancies pursuant to the Bylaws. Proxies cannot be voted for a greater number of persons than the number of nominees named. If elected at the Annual Meeting, each of the nominees would serve until the 2007 annual meeting and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

        Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the two (2) nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

        Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting. Ages are as of March 18, 2004, the Record Date.

Nominees for Election for a Three-year Term Expiring at the 2007 Annual Meeting

Stephen K. Gartside, Jr.

        Stephen K. Gartside, Jr., 38, became a member of the Board of Directors in January 2004, when he was also named as President and Chief Executive Officer of the Company. Mr. Gartside joined the Company in August 2001 as Vice President of Marketing and Corporate Business Development. He was promoted to the position of Executive Vice President of Sales and Operations in January 2003. Before joining the Company, from July 1998 through October 2000, Mr. Gartside served as Senior Vice President of Corporate Development of TeraBeam Corporation, a technology development and service provider that deploys Metropolitan Area Networks using Gigabit Ethernet, IP and Free Space Optics. Prior to TeraBeam, Mr. Gartside was the Regional Director, Communications Division, for Stratus Computers, where he had responsibility for sales of platform, OSS and Network Element solutions to carriers in the Western United States. Mr. Gartside has also held a number of sales, marketing and sales management positions, with NCR and AT&T Global Information Solutions. In his eleven-year career with NCR and AT&T GIS, his focus was on selling solutions for the communications industry. Mr. Gartside holds a B.B.A. in Marketing from the University of Texas and has pursued M.B.A. studies at the University of St. Thomas.

Brendan F. Reidy

        Brendan F. Reidy, 50, became a member of the Board of Directors in September 2002. Mr. Reidy is currently an independent consultant providing strategic services to telecommunications and financial services firms. From November 2000 through December of 2001, Mr. Reidy served as Vice President of Strategy and Corporate Development of Latis Networks, Inc. From January 1995 through November of 2000, he was employed at Qwest Communications/USWest, Inc., serving in a variety of positions, including Vice President of International Business Development, Vice President of Corporate Strategy and Vice President of Strategic Planning. Prior to then, Mr. Reidy served as Vice President and General Manager of Litton Integrated Automation, pioneering large-scale image based systems for document automation. Mr. Reidy was co-founder and Vice President of Sales and Marketing of Software Alliance Corporation. Mr. Reidy holds an M.B.A. from The Wharton School, University of Pennsylvania and an A.B. from Stanford University.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NAMED NOMINEE.

Directors Continuing in Office Until the 2005 Annual Meeting

Steve B. Warnecke

        Steve B. Warnecke, 47, joined the Company's Board of Directors in March, 2003. He is currently the Chief Financial Officer of The Children's Hospital Foundation and also serves on the Board of Directors of the Cystic Fibrosis Foundation. In 1983, Mr. Warnecke founded and he remains President of Integrated Management Company, a venture capital company that has operated primarily in the construction industry. In addition, from August, 2001 through January, 2002, Mr. Warnecke served as Senior Vice President—Strategic Planning for First Data Corp.'s Western Union subsidiary. From August, 1999 through June, 2001 Mr. Warnecke served as Chief Financial Officer for Denver-based Frontier Airlines. Mr. Warnecke holds a B.B.A. from the University of Iowa and passed the C.P.A. exam in 1979.

Note: Robert J. Loarie, whose term would have continued until the 2005 Annual Meeting, resigned effective March 5, 2004. His position has not yet been filled. Mr. Loarie, a Managing Director of Morgan Stanley & Co., Incorporated, a diversified investment firm, began serving on the Board in 1996. Mr. Loarie resigned after the Morgan Stanley funds in which the Company's stock was held were closed and the Company's stock was distributed to the funds' investors.

Directors Continuing in Office Until the 2006 Annual Meeting

George A. Hallenbeck

        George A. Hallenbeck, 61, currently serves as the Company's Chief Technology Officer. Mr. Hallenbeck was a founder of the Company in June 1985 and has served as Chairman and a member of the Board of Directors since that time. Mr. Hallenbeck served as the Company's Chief Executive Officer from June 1985 until December 1996; he resumed the position as Chief Executive Officer in October 1998 until December 2003. Mr. Hallenbeck served as the Company's President from June 1985 until December 1988; he resumed the position of President from October 1998 through November 1999, and again assumed the position in July 2002 until December 2003. Mr. Hallenbeck received a B.A. from the University of Colorado.

David J. Nicol*

        David J. Nicol, 58, was appointed to the Board of Directors in March, 2004. From 2001 to his retirement at the end of 2003, Mr. Nicol served as Sr. Vice President of Product Management and Development for VeriSign Communications Services. VeriSign provides signaling, intelligent network services and related e-commerce solutions to all service provider segments of the communications industry. Prior to VeriSign's acquisition of Illuminet, Inc. in 2001, Mr. Nicol held the same position at Illuminet since 1999. In those capacities, Mr. Nicol was responsible for product management, product development, application support, and business development for network services, IN services, clearinghouse services, CALEA compliance services and wireless services. Prior to 1999, Mr. Nicol held the positions of Vice President of Business Development for ITN, Chief Operating Officer for International Micronet Systems, Inc., and Chief Operating Officer and Partner for iLAN, Inc. From 1984 to 1990, Mr. Nicol held various officer positions with Sprint Corporation, lastly serving as Corporate Vice President of Planning. Mr. Nicol holds a B.Sc. from Ohio State University, an M.A. from Case Institute of Technology and a Ph.D. from Case Western Reserve University.

*Mr. Nicol was appointed by the Board of Directors to fill the vacancy resulting from the resignation of Donald R. Dixon, effective March 4, 2004. Mr. Dixon, of Trident Capital, L.P., a venture capital firm, began serving on the Board in 1996. Mr. Dixon resigned after Trident Capital closed the fund in which the Company's stock was held and distributed the Company's stock to the fund's investors.

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

Meetings and Committees of the Board of Directors

        Our business, property and affairs are managed under the direction of our Board of Directors and its committees. Members of our Board are kept informed of our business through discussions with our Chairman and our Chief Executive Officer and other officers and employees, by reviewing materials provided to them, by visiting our offices and by participating in meetings of the Board and its committees.

        During the fiscal year ended December 31, 2003, the Board of Directors held 7 meetings. During that same period, the Board acted by unanimous consent 3 times. Each director attended at least 75% of all Board meetings in fiscal year 2003 held after becoming a director.

        The Board has an Audit Committee, a Compensation Committee and a Governance and Nominating Committee. Below is a table that provides membership and meeting information for each of the Board committees. In fiscal year 2003, each committee member attended at least 75% of the meetings of each applicable committee held after becoming a member of that committee.

Name	Audit		Compensation		Governance & Nominating
Mr. Gartside
Mr. Hallenbeck
Mr. Nicol	X		X
Mr. Reidy	X		X	*	X	*
Mr. Warnecke	X	*			X
Total meetings in fiscal year 2003	6		4		0	**

*
Denotes Committee Chairperson

**
Formed in December 2003; first meeting held in February 2004

        Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the independence requirements under the current listing standards of the Nasdaq Stock Market, Inc. and that each member is free of any relationship that would interfere with his individual exercise of independent judgment.

        The Audit Committee.    The Audit Committee assists the Board of Directors in its oversight of the integrity of the Company's accounting, auditing, and reporting practices. The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements. The Committee also meets with the Company's independent auditors quarterly to discuss the results of the auditors' quarterly reviews as well as quarterly results and quarterly earnings releases; recommends to the Board the independent auditors to be retained; and receives and considers the auditors' comments as to internal controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee reviews all financial reports prior to filing with the Securities and Exchange Commission (SEC). The specific responsibilities in carrying out the Audit Committee's oversight role are set forth in the Audit Committee's Charter, a copy of which is included with this proxy statement as Exhibit A. The Audit Committee consists of Messrs. Nicol, Reidy and Warnecke, all of whom are independent directors as required under Exchange Act Section 10A(m)(3) and Nasdaq listing standards. For more information concerning the Audit Committee see the "Report of the Audit Committee" contained in this Proxy Statement.

        The Compensation Committee.    The primary responsibilities of the Compensation Committee are to review and recommend to the Board the compensation of the Chief Executive Officer and other executive officers of the Company, to review and recommend an incentive compensation plan, approve grants of stock options to employees and consultants under the Company's stock option plan and otherwise determine compensation levels and perform such other functions regarding compensation as the Board may delegate. The Compensation Committee consists of Messrs. Nicol and Reidy, each of whom is independent under current Nasdaq listing standards. The specific responsibilities and functions of the Compensation Committee are set forth in the Compensation Committee Charter, which is updated as necessary to reflect changes in regulatory requirements and evolving practice. The Compensation Committee Charter is posted on the Company's website under "Investor Relations." For more information concerning the Compensation Committee see the "Report of the Compensation Committee" contained in this Proxy Statement.

        Governance and Nominating Committee.    Historically, the nomination of candidates for election or appointment to the Board of Directors has been handled by the entire Board. In December of 2003 the Board established a Governance and Nominating Committee (the "Nominating Committee"). The primary responsibilities of the Nominating Committee are to monitor corporate governance matters, to determine the slate of Director nominees for election to the Company's Board of Directors and to identify and recommend candidates to fill vacancies occurring on the Board of Directors. The Committee also reviews the compensation paid to non-employee Directors and makes recommendations to the Board for adjustments.

        In filling vacancies that occur on the Board, and nominating candidates for election, the Nominating Committee takes into account certain minimum qualifications and qualities that the Committee believes are necessary for one or more of the Company's directors to possess. These qualifications and qualities are as follows:

  •
  Experience with businesses and other organizations comparable to the Company. For example, experience in the telecommunications industry and/or experience in a software development company is desirable.

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  Experience in reviewing, and the ability to understand, financial statements.

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  Experience in the operational and corporate governance aspects of running a public company.

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  Experience working with or overseeing management and establishing effective compensation strategies to align management with Company objectives and stockholder financial returns.

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  The candidate's independence from conflict or direct economic relationship with the Company. For example, individuals who are employed by a customer of the Company or a competitor of the Company would not be eligible for the Company's Board.

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  The candidate's contacts within the telecommunications industry, and/or within the finance and investment banking industry.

  •
  Experience with mergers and acquisitions.

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  The ability of the candidate to attend Board and committee meetings regularly (either in person or by telephone) and devote an appropriate amount of effort in preparation for those meetings.

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  A reputation, strength of character and business judgment befitting a director of a publicly held company.

        Candidates for the Board should have some, but not necessarily all, of the above-described criteria. The Committee will also consider factors relating to the current composition of the Board, including, but not limited to, the diversity of the Board.

        The Nominating Committee has adopted guidelines for identifying and evaluating nominees for directors, as follows:

  •
  Nomination of an existing Board member whose term is expiring: Each year prior to preparation of the Proxy Statement for the Annual Stockholder Meeting, the Nominating Committee shall meet to determine whether any Board member whose term will expire at the upcoming Annual Stockholder Meeting desires to remain on the Board and, if so, whether such individual should be recommended for nomination. The Committee will evaluate whether the individual continues to meet the then current qualifications and qualities established by the Committee for Board membership, as well as the contributions made by the individual during his or her tenure on the Board. The Committee will, among other things, take into consideration the individual's attendance at Board and committee meetings and his or her participation in, and preparation for, such meetings.

    In the event the Committee determines that it is in the Company's best interest to nominate an existing Board member whose term is expiring for re-election, the Committee will adopt a formal recommendation for consideration and adoption by the full Board of Directors, which, if adopted by the Board of Directors, will be contained in the Proxy Statement.

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  Consideration of candidates proposed by Stockholders: The Nominating Committee will consider candidates for the Board proposed by Stockholders. Stockholders wishing to nominate a candidate for consideration by the Committee may do so by writing to the Secretary of the Company and providing the candidate's name, biographical data and qualifications. The Committee will consider the candidate for nomination in the same manner as described below, "Consideration of new candidates." A Stockholder proposal for inclusion in the Proxy Statement (and received in accordance with the procedures described in the Company's Bylaws and its previous year's Proxy Statement) will be included in the Proxy Statement in accordance with SEC regulations.

  •
  Consideration of new candidates for the Board. The Nominating Committee will consider new candidates for the Board to fill vacancies that occur on the Board. Recommendations for candidates may be submitted to the Committee through the Secretary of the Company. The Secretary will forward names and qualifications of proposed candidates to the Committee members, who, after reviewing the materials will determine whether the candidate appears to meet the qualifications and qualities established by the Committee for Board membership. If the candidate appears to be qualified, the Committee will conduct an interview of the candidate, which may include interviews with Management as well as other members of the Board. The Committee may recommend a candidate for membership on the Board, subject to final approval of a majority of the Board of Directors, and the results of a background investigation and reference check of the candidate.

        The specific responsibilities and functions of the Governance and Nominating Committee are set forth in the Governance and Nominating Committee Charter. The Committee's charter is posted on the Company's website under "Investor Relations." The current members of the Nominating Committee are Messrs. Reidy and Warnecke, each of whom is independent under current Nasdaq listing standards.

Statement on Corporate Governance

        We regularly monitor developments in the area of corporate governance by reviewing new federal laws affecting corporate governance, such as the Sarbanes-Oxley Act of 2002, as well as rules adopted by the SEC and Nasdaq. In response to those developments, we review our processes and procedures and implement corporate governance practices which we believe are in the best interest of the Company and its stockholders. Among other things, we have established a Disclosure Committee, comprised of executives and senior managers who are actively involved in the disclosure process, to specify, coordinate and oversee the review procedures that we use each quarter, including at fiscal year end, to prepare our periodic SEC reports.

        The Board has approved a Code of Business Conduct as well as a Code of Ethics for Finance Employees attached to this Proxy Statement as Exhibits B-1 and B-2, and posted on the Company's website under "Investor Relations." We require all employees and Directors to adhere to the Code of Business Conduct in discharging their Company-related activities; finance employees must also comply with the additional requirements described in the Code of Ethics for Finance Employees. Employees and Directors are required to report any conduct that they believe in good faith to be an actual or apparent violation of the codes of conduct. We have also established a confidential hotline to answer employees' ethics questions and report ethical concerns. In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the Audit Committee has established procedures to receive, retain and treat complaints received by the Company regarding accounting, internal accounting controls of auditing matters, and to allow for the confidential, anonymous submission by our employees of concerns regarding accounting or auditing matters.

Information Regarding Stockholder Communication with the Board of Directors; Attendance of Board Members at the Annual Meeting

        Stockholders may send inquiries, comments and suggestions directly to our Board of Directors. The procedures for sending such correspondence and the manner in which the Company determines those communications that will be forwarded to Board members is posted on the Company's website under "Investor Relations."

        We strongly encourage, but do not require, Board members to attend the Company's Annual Meeting of Stockholders. At the 2003 Annual Stockholders' Meeting, there were two members of the Board present.

Director Compensation Overview

        Messrs. Gartside and Hallenbeck do not receive compensation for serving as Directors, except that they, like all directors, are reimbursed for expenses incurred in attending Board and committee meetings. During fiscal year 2003, no cash compensation was paid for serving on the Board of Directors and only Mr. Warnecke received cash compensation ($10,000 annually, payable in equal quarterly increments) for his services as Chairman of the Audit Committee. Each of the members of the Board had previously been granted stock options and no additional grants were made to non-employee Board members in 2003.

        In early 2004, the Governance and Nominating Committee reviewed compensation for non-employee Directors and recommended to the Board that, in light of an increasing workload, compensation be paid to non-employee Directors to provide competitive compensation to attract and retain qualified Directors. As a result, the Board of Directors changed the cash compensation payable to non-employee Directors. Beginning March, 2004, the annual compensation for serving on the Board of Directors and the committees of the Board will be as follows:

	Annual Retainer (payable in quarterly increments)	Cash compensation per in person meeting	Cash compensation per telephone meeting (lasting more than 1/2 hour)	Cash compensation for Committee membership	Additional cash compensation for Committee Chairperson
Board of Directors	$10,000	$1,500	$500
Audit Committee				$2,000	$4,000
Compensation Committee				$1,500	$1,500
Governance & Nominating Committee				$1,500	$1,500

        In addition, provided the Company has sufficient shares remaining in its Stock Option Plan, Directors will be granted an initial stock option grant for 30,000 common shares upon joining the Board. These shares will be granted at a strike price equal to the closing price for the Company's stock on the date of the grant, and will vest one-third on the one- year anniversary date of the date of the grant, with the balance vesting quarterly over the remaining two years of the grant. Additional annual option grants for 10,000 common shares will be made to continuing Board members, vesting quarterly. (Options previously granted to Board members vest monthly.) The Company will also continue to reimburse Board members for expenses incurred in connection with Company-related business and enter into indemnification agreements with each Board member, as described in this Proxy Statement under the heading "Certain Relationships and Related Transactions."

PROPOSAL 2

AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
INCREASING THE NUMBER OF AUTHORIZED SHARES

        The Board of Directors has adopted, subject to stockholder approval, an amendment to Article IV, Section A of the Company's Restated Certificate of Incorporation to increase the number of authorized common stock from 25,000,000 to 50,000,000. The text of the Article IV, Section A as it is proposed to be amended, is as follows:

          A.    CLASSES OF STOCK. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is fifty-two million (52,000,000), of which fifty million (50,000,000) shares shall be Common Stock and two million (2,000,000) shall be Preferred Stock. The Common Stock shall have a par value of $.001 per share and the Preferred Stock shall have a par value of $.001 per share.

        A form of the Amendment to Evolving Systems' Restated Certificate of Incorporation reflecting the increase in its authorized capital is annexed to this Proxy Statement as Exhibit C.

        The Certificate of Incorporation of the Company currently authorizes the issuance of up to 25,000,000 shares of common stock and 2,000,000 shares of preferred stock. As of the Record Date, 15,885,235 shares of common stock were issued and outstanding, and no preferred shares were outstanding. In addition, there were 2,999,781 shares subject to outstanding stock options, 1,222,112 shares subject to stock options available for issuance under the Company's existing Stock Option Plan, and 262,824 shares available for issuance under the Company's Employee Stock Purchase Plan.

        Based upon the foregoing, the Company will have available for issuance an aggregate of 4,630,048 shares of common stock for other corporate purposes.

Purpose and Effect of Amendment

        The Board of Directors is proposing that the Company's stockholders approve an increase in the number of authorized shares of common stock from 25,000,000 to 50,000,000 in order to provide the Board with the necessary flexibility to issue common stock in connection with acquisitions, financings, employee benefits, stock dividends and for other general corporate purposes. Without an increase in the number of authorized shares of common stock, the number of available shares for issuance may be insufficient to complete one or more of these transactions when and if the Board deems advisable. For example, in the event the Company desires to acquire another company to implement its business plans, it may require the availability of additional authorized shares.

        Approving an increase in the number of authorized shares at this time will enable the Company to take advantage of market conditions and favorable opportunities at the time one of the transactions described above occurs, without the expense and delay associated with holding a special meeting to obtain stockholder approval to authorize additional shares of common stock when and if the need arises. No additional action or authorization by stockholders would be necessary prior to the issuance of such additional shares, unless required by the Certificate of Incorporation, applicable law or the listing requirements for the Nasdaq SmallCap Market, on which our common stock is listed. Examples of circumstances in which further stockholder authorization generally would be required for issuance of additional stock include:

  •
  transactions involving the issuance of shares of stock representing 20% or more of Evolving Systems' outstanding shares;

  •
  transactions that would result in a change of control of the Company; and

  •
  adoption of, increases in shares available under, or material changes to equity compensation plans.

        Each share of common stock authorized for issuance will have the same rights as, and will be identical in all respects with, each other share of common stock. The newly authorized shares of common stock will not affect the rights, such as voting and liquidation rights, of the shares of common stock currently outstanding. Should the Board of Directors elect to issue additional shares of common stock, existing stockholders will not have preferential rights to purchase such stock. The Company currently has no plans to issue the additional shares of common stock if authorized.

Anti-Takeover Provisions

        We are not introducing this proposal with the intent that it be utilized as a type of anti-takeover device. However, the ability of the Board of Directors to issue additional shares of common stock without additional stockholder approval may be deemed to have an anti-takeover effect because unissued shares of common stock could be issued by the Board of Directors in circumstances that may have the effect of deterring takeover bids. For example, without further stockholder approval, the Board of Directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover. In addition, because stockholders do not have preemptive rights under the Certificate of Incorporation, the rights of existing stockholders may (depending on the particular circumstances in which the additional shares of common stock are issued) be diluted by any such issuance and increase the potential cost to acquire control of the Company. Although the Board of Directors is motivated by business and financial considerations in proposing this amendment, and not by the threat of any attempt to accumulate shares or otherwise gain control of the Company, stockholders should nevertheless be aware that approval of the amendment could facilitate efforts by the Company to deter or prevent changes of control in the future. The Board of Directors does not intend to issue any additional shares of common stock except on terms that it deems to be in the best interest of the Company and its stockholders.

        The following is a description of other anti-takeover provisions in our charter documents and other agreements. We have no current plans or proposals to enter into any other arrangement that could have material anti-takeover consequences.

        Certificate of Incorporation.    Our Restated Certificate of Incorporation allows our Board of Directors to issue up to 2,000,000 shares of preferred stock and to determine the price, rights, preferences and privileges of those shares without any further vote or action by our stockholders. The rights of the holders of our common stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. Issuance of preferred stock, while providing desired flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire a majority of our outstanding voting stock. We have no current plans to issue shares of preferred stock.

        Delaware Law.    In addition, Evolving Systems is subject to the anti-takeover provisions of Section 203 of Delaware General Corporation Law, which prohibit us from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in the prescribed manner. The application of Section 203 and certain provisions of our Restated Certificate of Incorporation, including a classified Board of Directors, may have the effect of delaying or preventing changes in control of our management, which could adversely affect the market price of our common stock by discouraging or preventing takeover attempts that might result in the payment of a premium price to our stockholders.

        Management Change in Control Agreements.    Each of the Company's Named Executive Officers identified under "Information Regarding Executive Officer Compensation" below, as well as the other Executive Officers of the Company (the "Executives") has entered into a Management Change in Control Agreement with the Company. Each agreement generally provides for an acceleration on vesting of options, 50% upon a change in control (as described in the "Change in Control Agreement") if the Executive remains employed with the new entity, or 100% in the event the Executive's employment is terminated. The acceleration of vesting of options upon a change in control may be viewed as an anti-takeover measure and may have the effect of discouraging a merger proposal, tender offer or other attempt to gain control of the Company. For more information concerning the Change in Control Agreement, see the section in this Proxy Statement entitled "Certain Relationships and Related Transactions."

        Stock Option Plan.    Our Amended and Restated Stock Option Plan (the "Stock Option Plan") provides for acceleration of vesting under certain circumstances. Upon certain changes in control of the Company, vesting on some options awarded to Directors may be accelerated. In addition, the successor corporation may assume outstanding stock awards or substitute equivalent stock awards. If the successor corporation refuses to do so, such stock awards will become fully vested and exercisable for a period of 15 days after notice from the Company but the option will terminate if not exercised during that period. As noted above, the acceleration of vesting of options upon a change in control may be viewed as an anti-takeover measure.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 2.

PROPOSAL 3

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED STOCK OPTION PLAN

        The Company's stockholders are being asked to approve an amendment to the Evolving Systems Stock Option Plan to increase by 1,500,000 the number of shares of common stock that the Company may issue pursuant to the exercise of stock options awarded under the Stock Option Plan. The Company's Board of Directors adopted the amendment on March 4, 2004, subject to stockholder approval. The Company believes that an adequate reserve of shares available for issuance under the Stock Option Plan is necessary to enable the Company to compete effectively with other technology-based companies, to attract and retain key personnel and to secure the services of experienced and qualified persons as Directors. As of March 18, 2004, the Company had 1,222,112 stock options available for issuance under the Stock Option Plan.

        The purpose of the Stock Option Plan is to provide a performance incentive to certain officers and other employees, as well as Directors, to acquire a proprietary interest in the Company and to encourage such persons to continue providing services to the Company. The Board believes that the maintenance of a stock option plan is required in order to continue to attract and retain qualified employees and Board members. It is the Board's opinion that the grant of stock options has several attractive characteristics, both to the recipient and the Company, which make such grants more attractive than raising the level of cash compensation. For example, granting stock options provides incentive to individuals because they share in the Company's growth. Evolving Systems benefits because these individuals will be more motivated. In addition, the grant of stock options preserves the Company's cash resources. Finally, the Board believes that if the Company acquires another entity, having options available for grant under the Stock Option Plan will assist the Company in retaining key employees of the acquired entity.

        The Company anticipates that, following the receipt of stockholder approval of the amendment to increase the number of shares available under the Stock Option Plan, it will, from time to time, award stock options to eligible Directors, officers and other employees as part of the Company's overall compensation strategy. The Company has not made any specific determinations regarding the persons eligible to receive awards, the size of awards or the terms of awards, other than options for Directors described elsewhere in this proxy statement.

General

        The Company's Stock Option Plan was adopted by the Board of Directors on January 19, 1996 and was subsequently amended by the Board. All amendments were approved by the stockholders. There are currently 6,850,000 shares of common stock authorized for issuance under the Stock Option Plan. As of March 18, 2004 options (net of canceled or expired options) covering an aggregate of 2,999,781 shares of common stock had been granted under the Stock Option Plan. 1,222,112 shares of common stock (plus any shares that might in the future be returned to the Option Plan as a result of cancellations or expiration of options) remain available for future grant under the Stock Option Plan. The per share price for the Company's common stock on March 18, 2004 was $7.67.

Vote Required

        Stockholders are requested in this Proposal 3 to approve an amendment to the Stock Option Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amended Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 3.

Description of the Stock Option Plan

        The Stock Option Plan provides for the grant of incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code"), to employees and non-statutory stock options, stock appreciation rights, restricted stock purchase awards and stock bonuses to employees, Directors and consultants. The Board of Directors or a committee appointed by the Board of Directors administers the Stock Option Plan and determines recipients and types of awards to be granted, including the exercise price, exercisability and number of shares subject to the award.

        The terms of stock options granted under the Stock Option Plan generally may not exceed 10 years. The Board of Directors determines the exercise price of options granted under the Stock Option Plan. However, the exercise price of an incentive stock option cannot be less than 100% of the fair market value of the Common Stock on the date of the option grant, and the exercise price of a nonstatutory stock option cannot be less than 85% of the fair market value of the Common Stock on the date of the option grant. Options granted under the Stock Option Plan vest at the rate specified in the option agreement. The optionee may not transfer a stock option other than by will or the laws of descent or distribution or, in certain limited instances, pursuant to a domestic relations order. An optionee whose service to the Company or its affiliates ceases for any reason (other than by death or disability) generally may exercise an option for three (3) months thereafter (unless the option terminates or expires sooner by its terms). An optionee generally may exercise an option for up to 12 months and 18 months after the optionee's service to the Company and its affiliates ceases due to disability or death, respectively.

        The Board of Directors may not grant an incentive stock option to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the Common Stock on the date of grant, and the option term is five (5) years or less. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000. However, no person may be granted options under the Stock Option Plan exercisable for more than 1,260,000 shares of Common Stock during any calendar year ("Section 162(m) Limitation"). Options may be immediately exercisable, at the discretion of the Company, whether vested or not, subject to repurchase by the Company of any unvested shares.

        Shares subject to stock awards that have expired or otherwise terminated without having been exercised in full become available again for the grant of awards under the Stock Option Plan. Shares with respect to which stock appreciation rights have been exercised are not available for the grant of new awards or stock options.

        The Board of Directors has the specific authority to reprice outstanding options and the general authority to reprice stock appreciation rights and to offer optionees and holders of stock appreciation rights the opportunity to replace outstanding options and stock appreciation rights with new options or stock appreciation rights for the same or a different number of shares.

        The Board of Directors may grant restricted stock purchase awards under the Stock Option Plan pursuant to a repurchase option in favor of the Company in accordance with a vesting schedule and at a price determined by the Board of Directors. Restricted stock purchases must be at a price equal to at least 85% of the stock's fair market value on the award date, but stock bonuses may be awarded in consideration of past services without a purchase payment.

        The holder of a restricted stock purchase award must pay the purchase price of the stock either in cash or, at the discretion of the Board, by delivery of other Common Stock of the Company, pursuant to a deferred payment arrangement or in any other form of legal consideration acceptable to the Board.

        A participant may not transfer his or her rights under a stock bonus or restricted stock purchase agreement other than by will, the laws of descent and distribution or a domestic relations order while the stock awarded pursuant to such an agreement remains subject to the agreement. Stock appreciation rights granted under the Stock Option Plan may be tandem rights, concurrent rights or independent rights.

        Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the class and number of shares of Common Stock subject to the Stock Option Plan and outstanding awards. In that event, the Stock Option Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the Stock Option Plan and the Section 162(m) Limitation. Outstanding awards also will be adjusted as to the class, number of shares and price per share of Common Stock subject to such awards.

        Upon certain changes in control of the Company, the successor corporation may assume outstanding stock awards or substitute equivalent stock awards. If the successor corporation refuses to do so, such stock awards will become fully vested and exercisable for a period of 15 days after notice from the Company but the option will terminate if not exercised during that period.

        The Board of Directors may amend the Stock Option Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board of Directors if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or to satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. The Board may submit any other amendment to the Stock Option Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

        The Board of Directors may suspend or terminate the Stock Option Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Stock Option Plan will terminate on December 15, 2007.

Federal Income Tax Information

        Incentive Stock Options.    Incentive stock options under the Stock Option Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

        There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

        If a participant holds stock acquired through exercise of an incentive stock option for at least two (2) years from the date on which the option is granted and at least one (1) year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

        Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the disposition. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

        To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Non-statutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses.    Non-statutory stock options, restricted stock purchase awards and stock bonuses granted under the Stock Option Plan generally have the following federal income tax consequences:

        There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

        Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Stock Appreciation Rights.    No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

        Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

        Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and (i) either the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) prior to vesting or exercisability of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

        Restricted stock and stock bonuses qualify as performance-based compensation under the Treasury regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount-or formula used to calculate the amount-payable upon attainment of the performance goal).

PROPOSAL 4

APPROVAL OF AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

        The Company's stockholders are being asked to approve an amendment to the Evolving Systems Employee Stock Purchase Plan (the "Purchase Plan") to increase by 200,000 the number of shares of common stock that the Company may issue under the Purchase Plan. The Company's Board of Directors adopted the amendment on March 4, 2004, subject to stockholder approval. The Company believes that an adequate reserve of shares available for issuance under the Stock Purchase Plan will assist the Company in attracting and retaining key personnel. As of March 18, 2004, the Company had 262,824 shares of common stock available for issuance under the Stock Purchase Plan.

        The purpose of the Stock Purchase Plan is to provide an incentive to employees to acquire stock in the Company. The Board believes that if employees own Company stock they are more motivated to use their best efforts on the Company's behalf.

        The Purchase Plan was adopted by the Board of Directors and subsequently amended by the Board. All amendments were approved by the Company's stockholders. There are currently 900,000 shares of common stock authorized for issuance under the Purchase Plan. During the fiscal year ended December 31, 2003, shares of common stock were purchased in the amounts and at the weighted average prices per share under the Purchase Plan as follows: all employees (excluding executive officers) as a group: 22,677 shares ($.60 per share). Current executive officers during the fiscal year ended December 31, 2003 purchased 1,658 shares ($.94 per share). As of March 12, 2004, purchase rights (net of canceled or expired purchase rights) covering an aggregate of 637,176 shares of common stock had been granted under the Purchase Plan. Only 262,824 shares of common stock (plus any shares that might in the future be returned to the Purchase Plan as a result of cancellations or expiration of purchase rights) remained available for future grant under the Purchase Plan.

        On March 18, 2004, the per share price for the Company's common stock was $7.67.

Vote Required

        Stockholders are requested in this Proposal 4 to approve the amendment to the Purchase Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amended Purchase Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4.

Description of Purchase Plan

        The Purchase Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. Under the Purchase Plan, the Board of Directors may authorize participation by eligible employees, including officers, in periodic offerings following the adoption of the Purchase Plan. The Board of Directors currently plans that the offering period for any offering will be six months, provided there are shares available for sale under the Purchase Plan. For 2004, the first offering period began on January 1, 2004 and the second offering period will begin on July 1, 2004.

        The Board of Directors, through its Compensation Committee, administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Board of Directors has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase common stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of the Company will be eligible to participate in the Purchase Plan.

        Generally, any person who is customarily employed at least 20 hours per week and five (5) months per calendar year by the Company (or by any parent or subsidiary of the Company designated by the

Board) on the first day of an offering is eligible to participate in that offering. However, no employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may accrue the right to purchase more than $25,000 worth of common stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company and its affiliates in any calendar year. Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

        Employees are eligible to participate in the first offering commencing after the date they are employed by the Company or an affiliate of the Company. Employees who participate in an offering may have up to 15% of their earnings withheld pursuant to the Purchase Plan and applied at the end of each offering period to the purchase of shares of common stock. The price of common stock purchased under the Purchase Plan will be equal to 85% of the lower of the fair market value of the common stock on the commencement date of each offering period or the purchase date. Employees may end their participation in the offering at any time prior to the end of the offering period (except as otherwise provided by the Board of Directors for that offering), and participation ends automatically upon termination of employment with the Company.

        If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of common stock available, the Board would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the offering at the applicable price.

        In the event of a change of control in the Company, the Company and the Board of Directors have discretion to provide that each right to purchase common stock will be assumed or an equivalent right substituted by the successor corporation. Alternatively, the Board of Directors may shorten the offering period and provide for all sums collected by payroll deductions to be applied to purchase stock immediately prior to the change in control. The Purchase Plan will terminate at the direction of the Board of Directors.

        The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (i) increase the number of shares of common stock reserved for issuance under the Purchase Plan, (ii) modify the requirements relating to eligibility for participation in the Purchase Plan, or (iii) modify any other provision of the Purchase Plan in a manner that would materially increase the benefits accruing to participants under the Purchase Plan if such approval is required in order to comply with the requirements of Rule 16b-3 under the Exchange Act or any other applicable rule or regulation. Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

Federal Income Tax Information

        Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

        A participant will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, or until the participant's death while holding the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

        If the stock is disposed of at least two (2) years after the beginning of the offering period and at least one (1) year after the stock is transferred to the participant, or if the participant dies while holding stock acquired under the Purchase Plan, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition or death over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. The Company is not entitled to a corresponding deduction for the amount treated as ordinary income.

        If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, Section 162(m) with respect to certain officers, and the satisfaction of tax reporting obligations). The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant. A capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Board of Directors has selected PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2004, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company's financial statements since 1997. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

        Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 5.

TABLE OF EQUITY COMPENSATION PLANS

        The following table contains summary information as of December 31, 2003 concerning the Company's Purchase Plan and Stock Option Plan. Both of the Plans have been approved by the stockholders. See "Security Ownership of Certain Beneficial Owners and Management."

	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plan
Stock Option Plan	2,934,314	$2.77145	1,385,942
Employee Stock Purchase Plan	—	—	271,156
			(See note	)

Note: As of March 18, 2004, the number of remaining shares available for issuance under the Employee Stock Purchase Plan was 262,824

MANAGEMENT

        As of March 18, 2004 the executive officers of the Company are as follows:

Name	Age	Position
Stephen K. Gartside, Jr.	38	Chief Executive Officer and President
George A. Hallenbeck	61	Chief Technology Officer
Brian R. Ervine	42	Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary
Anita T. Moseley	52	Senior Vice President, General Counsel and Secretary
John M. Cullen, Jr.	37	Senior Vice President, Corporate Development
Thaddeus Dupper	47	Vice President of Sales and Business Development
Joseph P. Murray	38	Vice President of Software Development

        See "Proposal 1—Election of Directors" for the biographies of Messrs. Gartside and Hallenbeck.

        Brian R. Ervine joined the Company in January 2002 as Senior Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary. He came to the Company from Brain Ranger, a content management software developer, where he was Chief Financial Officer and responsible for all financial and business planning activities and day-to-day operations from February 2001 to January 2002. Prior to Brain Ranger, Mr. Ervine was Executive Vice President, Chief Financial Officer and Treasurer for Convergent Communications and managed the finance and treasury operations from December 1999 to December 2000. He joined Convergent Communications from Metapath Software International, a global provider of enterprise-wide wireless software and services, where he was Vice President of Finance and managed the worldwide financial operations in 9 countries from December 1995 to December 1999. Previous to then, Mr. Ervine was Vice President and Chief Financial Officer of PC ServiceSource, Inc., Assistant Controller for CompuCon Systems, Inc. and Senior Audit Manager at KPMG Peat Marwick, LLP. Mr. Ervine received a B.B.A. in Accounting from the University of Texas at Austin (1984) and is a certified public accountant.

        Anita T. Moseley joined the Company in May 1994 as corporate counsel of the Company and held that position until June 1997 when she assumed the positions of Vice President, General Counsel and Secretary of the Company. In June 2000 she was promoted to Senior Vice President. Between September 1991 and May 1994, she held an in-house corporate counsel position with the Federal Deposit Insurance Corporation/Resolution Trust Corporation. Prior to that time, Ms. Moseley was a partner in the Salt Lake City law firm of Prince, Yeates and Geldzahler. Ms. Moseley holds a B.A. from Syracuse University and a J.D. from the University of Utah.

        John M. Cullen, Jr. joined the Company in November of 2003 and became Senior Vice President of Corporate Development in January, 2004. Following the acquisition of CMS by Evolving Systems in November of 2003, Mr. Cullen assumed responsibility for the integration of the two companies. From November 2001 until November 2003, Mr. Cullen was president of CMS, responsible for all strategic and operational activity for CMS. He directed the corporate development team that completed four acquisitions, including the Astracon and Softalia acquisitions. Before starting CMS Communications, Mr. Cullen joined Whittman-Hart via the sale of POV Partners, where he was founder and CEO. As a partner at Whittman-Hart from 1999 through 2000, Mr. Cullen led a regional consulting unit and served as a member of the firm's strategic expansion committee. Before founding POV Partners, Mr. Cullen co-managed the growth of the Chemical Bank Mortgage Division's asset base from $25 billion to $75 billion. Mr. Cullen began his career with Andersen Consulting, holding several application development and technical management positions. He graduated with honors from Marietta College, earning a B.A. in industrial engineering.

        Thaddeus Dupper joined the Company in February 2004 as Vice President of Sales and Business Development. Before joining Evolving Systems, Mr. Dupper was Vice President of Sales and Marketing from October 2002 until February 2004 with Expand Beyond, a wireless software company. Prior to that, Mr. Dupper was Vice President of International Sales for Terabeam from June 2000 until September 2003. In addition, he served as Senior Vice President of Valued-Added Products and Professional Services at Dun & Bradstreet from January 1998 until May of 2002. Mr. Dupper was an early member of the Teradata management team where he held a variety of sales and sales management positions from 1985 until 1997. Mr. Dupper began his career at Amdahl Corporation and a systems engineer from 1979 until 1985. Mr. Dupper received a bachelor's of science degree in Computer Information Systems from Manhattan College.

        Joseph P. Murray joined the Company in May 1999 as Director of Local Number Portability (LNP) Solutions and held that position until January 2001 when he assumed the position of Vice President & General Manager of OSS Solutions. In January 2002, Mr. Murray became the Vice President of Software Development. From October 1995 until joining the Company, Mr. Murray served as the Director of Software Business Systems at JCIT, Inc., a company specializing in providing education, consulting services and applications for manufacturing flow operations. Mr. Murray is an active faculty member of the University of Phoenix Graduate School of Business. He holds an MBA/Organizational Management Degree from the University of Phoenix and a B.S. in Mechanical Engineering from the University of Denver.

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of the Company's common stock as of March 12, 2004 by: (i) each director and nominee for director; (ii) each executive officer named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent (5%) of its common stock.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
George A. Hallenbeck(2) c/o Evolving Systems, Inc. 9777 Mt. Pyramid Ct., Suite 100 Englewood, CO 80112	1,406,598	8.9%
Stephen K. Gartside, Jr.(3) c/o Evolving Systems, Inc. 9777 Mt. Pyramid Ct., Suite 100 Englewood, CO 80112	150,124	*
David J. Nicol 9871 West 83rd St. Overland Park, Kansas 66204	0	*
Brendan F. Reidy(4) P.O. Box 880 Evergreen, CO 80437	33,327	*
Steve B. Warnecke(5) 1026 Anaconda Dr. Castle Rock, CO 80108	25,033	*
Brian R. Ervine(6) c/o Evolving Systems, Inc. 9777 Mt. Pyramid Ct., Suite 100 Englewood, CO 80112	109,709	*
Anita T. Moseley(7) c/o Evolving Systems, Inc. 9777 Mt. Pyramid Ct., Suite 100 Englewood, CO 80112	242,404	1.5%
Joseph P. Murray(8) c/o Evolving Systems, Inc. 9777 Mt. Pyramid Ct., Suite 100 Englewood, CO 80112	17,485	*
All current executive officers and directors as a group (10 persons)(9)	2,329,055

*
Less than one percent.

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 15,866,109 shares outstanding on March 12, 2004, adjusted as required by rules promulgated by the SEC.

(2)
Includes 580,910 shares subject to stock options exercisable within 60 days of March 12, 2004.

(3)
Includes 125,124 shares subject to stock options exercisable within 60 days of March 12, 2004.

(4)
Represents shares subject to stock options exercisable within 60 days of March 12, 2004.

(5)
Includes 6,667 shares subject to stock options exercisable within 60 days of March 12, 2004.

(6)
Includes 100,499 shares subject to stock options exercisable within 60 days of March 12, 2004.

(7)
Includes 235,059 shares subject to stock options exercisable within 60 days of March 12, 2004.

(8)
Represents 17,485 shares subject to stock options exercisable within 60 days of March 12, 2004.

(9)
Includes 1,099,071 shares subject to stock options exercisable within 60 days of March 12, 2004. Also see Notes 2-8 above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003, Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

INFORMATION REGARDING EXECUTIVE OFFICER COMPENSATION

        The following table shows for the fiscal years ended December 31, 2003, 2002 and 2001, compensation awarded or paid to, or earned by, each person who served as Chief Executive Officer of the Company during fiscal year 2003, and each of the other four (4) most highly compensated executive officers of the Company at December 31, 2003 (collectively the "Named Executive Officers"):

Summary Compensation Table

	Annual Compensation					Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)		Other Annual Compensation ($)(1)	Securities Underlying Options (#)	All Other Compensation ($)(2)
George A. Hallenbeck Chief Executive Officer	2003 2002 2001	$240,000 225,000 225,000	$238,440 — 113,625	(3)	$1,159,988 — —	600,000 — 267,500	$4,267 13,684 18,397
Stephen K. Gartside, Jr., Executive Vice President of Sales and Operations	2003 2002 2001	$200,000 180,000 59,077	$190,236 10,000 —	(4)	$372,035 — —	467,000 25,000 160,000	$2,944 8,719 4,652
Brian R. Ervine, Sr. Vice President and Chief Financial Officer	2003 2002 2001	$220,000 196,154 —	$108,660 — —		$169,932 — —	100,000 175,000 —	$3,622 8,994 —
Anita T. Moseley Sr. Vice President, General Counsel and Secretary	2003 2002 2001	$210,000 195,000 185,000	$100,230 — 31,868	(3)	$84,592 — 1,356	257,792 25,000 110,000	$4,102 11,461 28,397
Joseph P. Murray, Vice President of Development	2003 2002 2001	$190,000 170,000 160,000	$80,813 — 20,480	(3)	$1,209,369 — —	160,000 — 75,000	$1,690 5,577 17,884

(1)
For options exercised but not sold this number represents the dollar value of the difference between the price paid by the named executive officer for stock purchased under the Company's stock option plan and the fair market value of the Company's stock at the time of option exercise. In the case of options exercised and sold on the same day, this number represents the dollar value of the difference between the exercise price and the sales price.

(2)
Includes value of Company-provided insurance premiums paid by the Company, flexible spending credits, amounts paid for earned but unused time-off, and contributions made by the Company on behalf of the individuals which are currently managed under the Company's 401(k) Plan.

(3)
Includes cash portion of the individual's bonus under his or her compensation plan. Bonuses were paid in 2001 for Company performance in the fourth quarter of 2000 and the first quarter of 2001. No bonuses were paid for the balance of 2001.

(4)
Includes $7,318 in commission paid as Vice President of Marketing and Corporate Business Development.

STOCK OPTION GRANTS AND EXERCISES

        The Company grants options to its executive officers under its Stock Option Plan. As of March 18, 2004, options to purchase a total of 2,999,781 shares were outstanding under the Stock Option Plan, and options to purchase 1,222,112 shares remained available for grant.

        The following tables show for the fiscal year ended December 31, 2003, certain information regarding options granted to, exercised by, and held at year-end by, the Named Executive Officers and Directors:

Option Grants in Last Fiscal Year

								Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
			Percent of Total Options Granted to Employees in Fiscal Year(2)
Named Executive Officers	Number of Options Granted(1)				Exercise Price ($/Share)(3)
							Expiration Date	5%	10%
George A. Hallenbeck	88,888 128,612 213,750 101,250 67,500	(5) (5) (5) (5) (5)	3.4 5.0 8.3 3.9 2.6	% % % % %	$ $ $ $ $	2.85 2.85 2.85 2.85 2.85	12/1/03 12/1/08 10/26/09 7/27/10 1/2/11	$412,649 597,062 992,302 470,038 313,359	$657,075 950,721 1,580,075 748,457 498,971
Stephen K. Gartside, Jr.	100,000 367,000	(5)	3.9 14.2	% %	$ $	2.85 2.93	8/16/11 4/6/13	$464,235 1,751,567	$739,217 2,789,077
Brian R. Ervine	100,000		3.9%			$.95	1/5/13	$154,745	$246,406
Anita T. Moseley	52,500 25,500 25,000 25,000 19,792 50,000 60,000	(5) (5) (5) (5) (5) (5)	2 1 1 1 ..8 1.9 2.3	% % % % % % %	$ $ $ $ $ $ $	2.85 2.85 2.85 2.85 2.85 2.85 2.93	11/4/08 11/5/08 10/26/09 5/24/10 7/27/10 1/2/11 4/6/13	$243,723 118,380 116,059 116,059 91,881 232,117 278,541	$388,089 188,500 184,804 184,804 146,306 369,608 443,530
Joseph P. Murray	20,000 6,500 10,000 3,500 10,000 25,000 35,000 50,000	(5) (5) (5) (5) (5) (5) (5)	.8 ..3 3.9 ..1 ..4 1 1.4 1.9	% % % % % % % %	$ $ $ $ $ $ $ $	2.85 2.85 2.85 2.85 2.85 2.85 2.85 2.93	5/9/09 10/26/09 3/14/10 5/30/10 7/27/10 8/6/10 1/2/01 4/6/13	$92,847 30,175 46,423 16,248 46,423 116,059 162,482 232,117	$147,843 48,049 73,922 25,873 73,922 184,804 258,726 369,608
Directors
David J. Nicol	—		—			—	—
Brendan F. Reidy	—		—			—	—
Steve B. Warnecke	120,000		4.6%			$2.65	3/26/13	$517,988	$824,810

(1)
Unless otherwise noted below, options granted to executive officers vest in 16 quarterly installments beginning three (3) months from the grant date. Options granted to Directors and reflected in this table vest in 36 monthly installments, beginning one month from the grant date.

(2)
Based on 2,589,932 total options granted in 2003, of which 1,400,832 were granted as part of the Exchange Program described in the Compensation Committee report under the caption "Ten-Year Option Repricings."

(3)
The exercise price for all options was the closing price for the Company's stock on the date of grant.

(4)
The potential realizable value is calculated assuming that the fair market value of the Common Stock on the date of the grant as determined by the Board of Directors appreciates at the indicated annual rate compounded annually for the entire term of the option, and that the option is exercised and the Common Stock received as a result is sold on the last day of the term of the option for the appreciated price. The 5% and 10% rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future increases in the price of the Common Stock.

(5)
These options were granted in exchange for options cancelled on October 2, 2002, under the terms of the Exchange Program described in the Compensation Committee report under the caption "Ten-Year Option Repricings."

OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

Named Executive Officers	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Unexercised Options at December 31, 2003 (#) Exercisable/Unexercisable(2)	Value of Unexercised In-the-Money Options at December 31, 2003 ($) Exercisable/Unexercisable(3)
George A. Hallenbeck	88,888	$1,159,988	523,220/187,892	$5,694,649/$2,190,471
Stephen K. Gartside, Jr	30,000	$372,035	100,563/421,437	$1,071,261/$4,475,957
Brian R. Ervine	20,000	$169,932	75,312/179,688	$915,409/$2,190,741
Anita T. Moseley	6,800	$84,592	209,985/133,999	$2,287,257/$1,493,719
Joseph P. Murray	106,650	$1,209,369	625/92,725	$6,531/$1,010,943
Directors
David J. Nicol	—	—	—	—
Brendan F. Reidy	30,000	$421,535	19,995/56,661	$260,335/$733,327
Steve B. Warnecke	18,300	$178,974	11,700/90,000	$124,605/$958,500

(1)
For options exercised but not sold, this number represents the dollar value of the difference between the price paid by the named executive officer for stock purchased under the Company's stock option plan and the fair market value of the Company's stock at the time of option exercise. In the case of options exercised and sold on the same day, this number represents the dollar value of the difference between the exercise price and the sales price.

(2)
Includes both "in-the-money" and "out-of the-money" options. "In-the-money" options are options with exercise prices below the market price of the Company's common stock at December 31, 2003.

(3)
Based on the fair market value of the common stock as of December 31, 2003 ($13.30), minus the per share exercise price of "in-the-money" unexercised options, multiplied by the number of shares represented by such options.

Compensation Agreements

        Each of the Company's Executives has entered into Compensation Agreements with the Company. Each agreement generally provides that in the event the Company terminates the employment of the Executive, other than for cause, death or disability, the Executive will be paid severance pay. The amount of the severance pay varies from three (3) months of base salary to up to nine (9) months of base salary and incentive compensation, depending upon the Executive's position with the Company and the circumstances surrounding the termination of employment. In exchange for severance, the Executive will be required to execute a full release of the Company and agree not to compete with the Company nor to solicit Company employees for the period of time during which severance is paid. The Compensation Agreements do not change the "at-will" nature of the Executive's employment with the Company. Either the Company or the Executive may terminate the Executive's employment at any time.

Management Change in Control Agreements/Acceleration of Vesting on Options Granted to Board Members

        Each of the Company's Executives has entered into a Management Change in Control Agreement with the Company. Each agreement generally provides that upon a Qualified Termination (as defined below), the Company shall pay to the Executive all amounts earned or accrued through the applicable termination date, including, without limitation, the Executive's base salary, a prorated portion of any earned incentive compensation, compensation for unused paid time off, reimbursement for reasonable and necessary expenses incurred by the Executive on behalf of the Company during the period ending on the applicable termination date. The Company also is obligated to provide certain insurance benefits during the Executive's applicable severance period. Moreover, the Company has agreed to pay the Executive an amount equal to 100% of his or her annual base salary, plus 100% of the Executive's annual incentive target, payable over a one year period. In the case of Mr. Hallenbeck, the Company has agreed to pay an amount equal to 200% of his annual base salary, plus 200% of his annual incentive target, payable over a 2 year period. In addition, immediately upon the occurrence of a Change in Control (as defined below) or a Qualified Termination, 50% or 100%, respectively, of the Executive's unvested stock options shall vest. The Company also has agreed to reimburse the Executive for any excise taxes payable as a result of Executive's receipt of these payments. A Qualified Termination will occur upon any of the following:

  •
  termination of the Executive's employment by the Company, without cause, as a result of the influence of a person or entity seeking to cause a Change in Control;

  •
  termination of the Executive's employment by the Company for any reason, other than for cause, disability or death, within 12 months following a Change in Control; or

  •
  resignation by the Executive following a change in a material condition of the Executive's employment in anticipation of a Change in Control or within 12 months following a Change in Control.

        A Change in Control will occur upon:

  •
  the sale, transfer or other disposition of all or substantially all of the Company's assets;

  •
  a merger or consolidation in which the Company is not the surviving corporation;

  •
  a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock are converted into other property; or

  •
  the acquisition by any person, entity or group within the meaning of Exchange Act of the beneficial ownership of securities of the Company representing at least 50% of the combined voting power entitled to vote in the election of directors.

        Each of the Company's Directors has been granted options which provide for acceleration of vesting of that number of options which would have vested over the 12 month period following the date on which a change in control occurs.

Notwithstanding anything to the contrary set forth in any of our previous or future filings with the SEC that might incorporate this Proxy Statement, in whole or in part, the following report of the Compensation Committee and the Stock Performance Graph which follows shall not be deemed to be "soliciting materials" or "filed" or incorporated by reference in our filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

REPORT OF THE COMPENSATION COMMITTEE

Membership and Role of the Compensation Committee

        The Compensation Committee of the Board of Directors (the "Compensation Committee") is composed of at least two (2) independent directors appointed by the Board of Directors. The Compensation Committee annually reviews and determines our executive compensation objectives and policies, administers our stock plans and grants stock options.

Executive Compensation Objectives and Practice

        The executive compensation program is designed to:

  •
  Attract and retain talented and productive executives;

  •
  Provide executives with competitive, but above-average, compensation that maintains a balance between cash and stock compensation; and

  •
  Align the interests of executive officers with our stockholders by putting a significant portion of total compensation at risk, tied to quarterly and annual revenue and profitability targets established by the Board.

Components of Executive Compensation

        The compensation program for executive officers consists of the following three components: base salary; quarterly and annual bonus; and long term incentive compensation, which has consisted of stock option grants.

        Base Salary.    It is our policy to set base salary levels competitively, but generally above-average, with selected corporations to which we compare our executive compensation. We select these corporations on the basis of a number of factors, such as their size, the nature of their businesses, the structure of their compensation programs and the availability of compensation information. Some of the corporations against which we compare our compensation are included in the indices used to compare the stockholder return in the Stock Performance Chart included in this Proxy Statement. When setting base salary levels, in a manner consistent with the objectives outlined above, the Compensation Committee considers competitive market conditions for executive compensation, our performance, the individual's breadth of knowledge, performance and levels of responsibility. For fiscal year 2004, the Compensation Committee also engaged the services of an independent professional compensation firm to assist in executive compensation planning.

        For executive officers as a group, base salaries were increased by 4% to 12% for fiscal 2003 compared to fiscal 2002. The increases were due to individual performance and promotions, and the need to remain within the range of competitive salaries for comparable positions in comparable companies.

        Quarterly and Annual Bonus.    Our cash bonus program is designed to motivate executives to work effectively to achieve our financial performance goals and to reward them when those goals are achieved. Executives have the opportunity to earn quarterly and annual bonuses equal to a percentage of their base salary. On an annual bases, these bonuses range from 30% of the executive's base salary to 100%, with the potential for an additional 40% if certain "stretch" Company performance targets are attained. For fiscal 2003, these performance goals were: profitability, which included reducing costs and improving margins, and revenue growth.

        Long-Term Incentive Compensation.    Historically, executive officers have been eligible for stock option grants and stock option grants were awarded in 2003. We believe that option grants give executives a significant, long-term interest in our success, help retain key executives in a competitive market, and align executive interests with stockholder interests and long-term performance of the Company. For fiscal year 2004, we intend to continue our stock option program.

        The Company adopted its Stock Option Plan in order to provide equity based performance incentives to its employees. The Stock Option Plan authorizes the Company to award incentive stock options and nonqualified stock options to purchase common stock to employees, directors and consultants. The Compensation Committee believes that the Stock Option Plan assists the Company in attracting, retaining and motivating officers and other employees. The grants are designed to align the interests of the optionees with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Moreover, the long-term vesting schedule (which is generally four years for employees and three years for non-employee Directors) encourages a long-term commitment to the Company by its executive officers and other optionees. The size of the option grant to each optionee is set at a level that the Compensation Committee deems appropriate in order to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, but also takes into account the individual's potential for future responsibility and promotion over the option vesting period, and the individual's performance in recent periods. The Compensation Committee periodically reviews the number of shares owned by, or subject to options held by, each executive officer, and additional awards are considered based upon past performance of the executive officer.

Corporate Performance and Chief Executive Officer Compensation

        For the fiscal year ended December 31, 2003, George A. Hallenbeck, Chief Executive Officer of the Company received $240,000 in base salary and $238,440 in incentive performance bonus. The base salary of Mr. Hallenbeck was increased 6.6% over base salary for the 2002 fiscal year. Mr. Hallenbeck's annual base salary is based largely on competitive salaries, which the Compensation Committee believes are generally greater than Mr. Hallenbeck's salary. Mr. Hallenbeck's compensation plan provides for incentive compensation, based upon achievement of corporate revenue and profit goals established by the Board of Directors. That incentive compensation, which is 100% of base salary, with an additional 40% for achievement of certain Company "stretch" performance objectives, reflects the Compensation Committee's desire to closely equate the Chief Executive's incentive compensation with achievement of corporate objectives. In fiscal 2003, Mr. Hallenbeck did not receive any new stock option grants. He participated in the Stock Option Exchange Program, as described in this Proxy Statement.

Limitation on Deduction of Compensation Paid to Certain Executive Officers

        Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The statute containing this law and the applicable proposed Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Compensation Committee believes that at the present time it is quite unlikely that the compensation paid to any Named Executive Officer in a taxable year which is subject to the deduction limit will exceed $1 million. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." The Compensation Committee intends to continue to evaluate the effects of the statute and any final Treasury regulations and to comply with Section 162(m) of the Code in the future to the extent consistent with the best interest of the Company.

Ten-Year Option Repricings

        As reported in the 2003 Proxy Statement, on September 4, 2002, the Board approved a stock option exchange program ("Exchange Program"), offering employees, including executive officers, the opportunity to exchange outstanding options to purchase shares of the Company's common stock ("Eligible Option Grants") for replacement options to purchase shares of the Company's common stock ("Replacement Options"). Because the Replacement Options were granted on April 3, 2003, and the new exercise price was not yet known at the time the 2003 Proxy Statement was prepared, the Company has chosen to again provide information about the Exchange Program to the stockholders. The exercise price for the Replacement Options was $2.85 per share.

        Participation in the Exchange Program was voluntary; however, if an employee elected to exchange any of his options, he was required to also exchange all of his options that had been granted since March 4, 2002. Employees who elected to participate had until October 2, 2002, to make their election. Replacement Options were granted on April 3, 2003 and had an exercise price of $2.85 per share, the closing price of the Company's common stock as reported on the Nasdaq SmallCap Market on April 3, 2003. Six (6) months was added to the vesting schedule of the Eligible Option Grants for the Replacement Options. For example, options which would have been vested on April 3, 2003 under the original option grant were vested on October 3, 2003 under the Replacement Options. Employees must have been employed on April 3, 2003 to be eligible to receive their Replacement Options. Employees tendered 1,586,254 shares for exchange; of that amount, 1,248,949 were tendered by executive officers.

        The table below provides information concerning the Named Executive Officers who participated in the Exchange Program.

Name & Title of Executive Officer	Date Tendered	Securities underlying number of options tendered(1)	Market price of stock at time options were tendered		Exercise price at time tendered		New exercise price	Length of original option term remaining at date replacement(2)
George A. Hallenbeck, CEO & President	10/2/02	217,500 213,750 101,250 67,500	$ $ $ $ $	.29 ..29 ..29 ..29 ..29	$ $ $ $ $	2.75 2.75 5.85 5.25 2.19	All at $2.85 per share	8 months 68 months 78 months 87 months 92 months
Stephen K. Gartside, Jr., Executive Vice President of Sales & Operations	10/2/02	100,000	$	..29		$3.78	All at $2.85 per share	96 months
Anita T. Moseley, Sr. Vice President & General Counsel	10/2/02	52,500 25,500 25,000 25,000 19,792 50,000	$ $ $ $ $ $	..29 ..29 ..29 ..29 ..29 ..29	$ $ $ $ $ $	2.75 2.75 5.85 4.04 5.25 2.19	All at $2.85 per share	67 months 67 months 78 months 85 months 87 months 92 months
Joseph P. Murray, Vice President of Development	10/2/02	20,000 6,500 10,000 3,500 10,000 25,000 35,000	$ $ $ $ $ $ $	..29 ..29 ..29 ..29 ..29 ..29 ..29	$ $ $ $ $ $ $	4.50 5.85 9.38 3.75 5.25 5.04 2.19	All at $2.85 per share	72 months 78 months 71 months 85 months 87 months 88 months 92 months

(1)
Some of the options tendered were Incentive Stock Options (ISO) and some were Non-statutory Stock Options (NSO).

(2)
Six (6) months was added to the vesting schedule of the Eligible Option Grants for the Replacement Options.

Conclusion

        The Compensation Committee believes that the compensation programs of the Company and the administration of those programs well serve the interest of the Company's stockholders. These programs allow the Company to attract, retain and motivate exceptional management and technical talent and to compensate executives and other employees in a manner that reflects their contributions to both the short and long-term performance of the Company. The Company intends to continue to emphasize programs that it believes will positively affect stockholder value.

BY THE COMPENSATION COMMITTEE:
Brendan F. Reidy
David J. Nicol

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee of the Board of Directors currently consists of Messrs. Reidy and Mr. Nicol. Mr. Reidy became a member of the Compensation Committee in October, 2003 and Mr. Nicol became a member of the Committee on March 4, 2004. Neither Mr. Reidy nor Mr. Nicol were, at any time during fiscal 2003, nor at any other time, officers or employees of the Company. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG EVOLVING SYSTEMS, INC.
THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP

* $100 invested on 12/31/98 in stock or index—including reinvestment of dividends. Fiscal year ending December 31.

Notwithstanding anything to the contrary set forth in any of our previous or future filings with the SEC that might incorporate this Proxy Statement, in whole or in part, the following report of the Audit Committee shall not be deemed to be "soliciting materials" or "filed" or incorporated by reference in our filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee

        As of March 12, 2004, the Audit Committee of the Board of Directors (the "Audit Committee") was composed of three (3) directors appointed by the Board of Directors. Each of the committee members, Mr. Nicol, Mr. Reidy and Mr. Warnecke, satisfies the independence and financial management expertise requirements of the Audit Committee Policy of the Nasdaq Stock Market, Inc. and Mr. Warnecke has been designated by the Board as the Audit Committee's "financial expert." For a description of Mr. Warnecke's relevant experience, please see his biographical information contained in Proposal 1 of this Proxy Statement. On May 25, 2000, the Board of Directors adopted a charter for the Audit Committee, which was amended on March 4, 2004 (the "Charter"). A copy of the Charter is included with this Proxy Statement as Exhibit A.

        Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company's independent auditors, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

        The Audit Committee's primary responsibilities are to:

  (1)
  monitor the integrity of the Company's financial reporting process and the Company's systems of internal accounting and financial controls regarding finance, accounting and legal compliance;

  (2)
  monitor the independence and performance of the Company's external auditors;

  (3)
  provide an avenue of communication among the independent auditors, management, and the Board of Directors;

  (4)
  pre-approve all audit and permitted non-audit services; and

  (5)
  develop procedures for receiving, on an anonymous basis, and responding to concerns about the Company's accounting and auditing practices.

        The Audit Committee has established a process for review and pre-approval of fees of the independent auditors. Requests to the Audit Committee for approval of fees for the independent auditors are made in writing or via e-mail by the Company's Chief Financial Officer. The request must be specific as to the particular services to be provided, but may be either for specific services or a type of service for predictable or recurring services. The Audit Committee reviews the request and provides a response, in writing or via e-mail, to the Company's Chief Financial Officer.

Review of Fiscal Year 2003 Financial Statements

        In connection with its review of the Company's Fiscal Year 2003 Financial Statements, the Audit Committee has:

  (1)
  reviewed and discussed the audited consolidated financial statements with management;

  (2)
  discussed with PricewaterhouseCoopers LLP, the Company's independent auditors, the matters required to be disclosed by SAS 61 and SAS 90; and

  (3)
  received from PricewaterhouseCoopers LLP the written disclosures and letter required by Independence Standards Board Standard No. 1 ("ISB 1") and discussed with PricewaterhouseCoopers LLP their independence.

        Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for fiscal year ended December 31, 2003 be included in the Company's 2003 Annual Report on Form 10-K.

        The following table sets forth information regarding fees for services rendered by PricewaterhouseCoopers LLP to the Company for fiscal years ended December 31, 2003 and December 31, 2002.

Types of Fees	2003		2002
Audit Fees	$167,640		$151,219
Audit Related Fees	$ 80,000		—
Tax Compliance Fees	$ 36,048		$22,100
Other Fees
Employee Benefit Plan compliance	$ 2,000		$15,000
	(see note below	)
Total Fees	$285,688		$188,319

        Audit Fees are the aggregate fees for services rendered by PricewaterhouseCoopers LLP for the audit of the Company's consolidated financial statements included in our Annual Report on Form 10-K, consents, and for reviews of the Company's financial statements included in the Quarterly Reports on Form 10-Q and assistance with review of documents filed with the SEC. All hours incurred on the audit engagements were incurred by full-time, regular employees of PricewaterhouseCoopers LLP.

        Audit Related Fees were for services incurred in connection with the Company's acquisition of CMS Communications, Inc.

        Tax Compliance Fees were for services related to tax compliance, including the preparation of tax returns, tax planning and advice, tax advice related to mergers and acquisitions and tax advice related to the Company's establishment of an Indian subsidiary.

        Other Fees were for all other services rendered by PricewaterhouseCoopers LLP for the years ended December 31, 2003 and December 31, 2002, respectively. Included in this category are fees for the audit of the Company's employee benefit plan for the year ended December 31, 2002. The 2003 audit of the Company's employee benefit plan was not performed by Pricewaterhouse Coopers; it was performed by the firm of Grant Thornton LLP for a fee of $10,013.

        The Audit Committee has considered the nature of all non-audit services and, based upon discussions with PricewaterhouseCoopers LLP and review of the ISB 1 letter from PricewaterhouseCoopers LLP, the Committee believes that such services are compatible with maintaining the auditor's independence.

BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:
David J. Nicol
Brendan F. Reidy
Steve B. Warnecke

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Each of the Executives has entered into a Management Change in Control Agreement with the Company. Each agreement generally provides that upon a Qualified Termination (as defined below), the Company shall pay to the Executive all amounts earned or accrued through the applicable termination date, including, without limitation, the Executive's base salary, a prorated portion of any earned incentive compensation, compensation for unused paid time off, reimbursement for reasonable and necessary expenses incurred by the Executive on behalf of the Company during the period ending on the applicable termination date. The Company also is obligated to provide certain insurance benefits during the Executive's applicable severance period. Moreover, the Company has agreed to pay the Executive an amount equal to 100% of his or her annual base salary, plus 100% of the Executive's annual incentive target. In the case of George A. Hallenbeck, the Company has agreed to pay an amount equal to 200% of his annual base salary, plus 200% of his annual incentive target, payable over a 2 year period. In addition, immediately upon the occurrence of a Change of Control (as defined below) or a Qualified Termination, 50% or 100%, respectively, of the Executive's unvested stock options shall vest. The Company also has agreed to reimburse the Executive for any excise taxes payable as a result of Executive's receipt of these payments. A Qualified Termination will occur upon any of the following:

  •
  termination of the Executive's employment by the Company, without cause, as a result of the influence of a person or entity seeking to cause a Change in Control;

  •
  termination of the Executive's employment by the Company for any reason, other than for cause, disability or death, within 18 months following a Change in Control; or

  •
  resignation by the Executive following a change in a material condition of the Executive's employment in anticipation of a Change in Control or within 18 months following a Change in Control.

        A Change in Control will occur upon:

  •
  the sale, transfer or other disposition of all or substantially all of the Company's assets;

  •
  a merger or consolidation in which the Company is not the surviving corporation;

  •
  a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock are converted into other property; or

  •
  the acquisition by any person, entity or group within the meaning of the Exchange Act of the beneficial ownership of securities of the Company representing at least 50% of the combined voting power entitled to vote in the election of directors.

        The Company has entered into indemnification agreements (the "Indemnification Agreements") with each of its directors and executive officers. Subject to the provisions of the Indemnification Agreements, the Company shall indemnify and advance expenses to such directors and executive officers in connection with their involvement in any event or occurrence which arises in their capacity as, or as a result of, their position with the Company.

        The above-described Change in Control Agreements and Indemnification Agreements are provided as part of the compensation arrangements with Executive Officers, which is subject to approval of the Compensation Committee. Indemnification for Directors was approved by the Board of Directors and is part of the standard arrangement for all Company Directors. The Company believes that the terms of the transactions described above were no less favorable to the Company than would have been obtained from unaffiliated third parties. Any future transactions between the Company and any of its officers, directors or principal stockholders will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties and will be approved by a majority of the independent and disinterested members of the Board of Directors.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Anita T. Moseley Secretary

FORWARD LOOKING STATEMENTS

        We caution you that certain information in this proxy statement contains, in addition to historical information, certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon management's beliefs, as well as on assumptions made by management. These forward-looking statements involve known and unknown risks, uncertainties and other factors that cause our actual results, performance or achievements to be materially different from what we say or imply with such forward-looking statements. When we use the words "may," "will," "expects," "intends," "estimates," "anticipates," "believes," "plans," "seeks" or "continues," or similar expressions, we intend to identify forward-looking statements. You should be aware that the telecommnications industry is changing rapidly, and, therefore, the forward-looking statements and statements of expectations, plans and intent are subject to a greater degree of risk than similar statements regarding certain other industries.

        Although we believe that our expectations with respect to the forward-looking statements are based upon reasonable assumptions, we cannot assure you that our actual results, performance or achievements will meet these expectations. Other than as may be required by applicable law, we undertake no obligation to release publicly the results of any revisions to these forward-looking statement

WHERE YOU CAN FIND MORE INFORMATION ABOUT EVOLVING SYSTEMS

        As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. The public may read and copy any materials filed with the SEC at their Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. As an electronic filer, our public filings are maintained on the SEC's Internet site that contains reports, proxy information statement, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as well as an S-3 registration statement filed in connection with our acquisition of CMS Communications, Inc., may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. Also, our Code of Business Conduct, as well as the Charters for our Audit, Compensation and Governance and Nominating Committees, are available on our website and amendments to the Code of Business Conduct will be disclosed on our website. The address of our website is www.evolving.com; however, the information found on our website is not part of this Proxy Statement.

        Our common stock is traded on the Nasdaq SmallCap Market under the symbol EVOL.

        You may request copies of documents we have filed with the SEC, as well as copies of documents that appear on our website, from us, without charge, upon written or oral request to:

Evolving Systems, Inc.
9777 Mt. Pyramid Ct., Suite 100
Englewood, CO 80112
Attn: Anita T. Moseley, Secretary
(303) 802-1000

Exhibit A

Amended and Restated
Charter of the Audit Committee
of the Board of Directors
of
Evolving Systems, Inc.

The Committee's Role and Responsibilities:

        The role of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Evolving Systems, Inc. (the "Company") in fulfilling its oversight responsibilities in the following areas:

  •
  the quality and integrity of the Company's financial reports and other financial information provided by the Company to any governmental body or the public;

  •
  reviewing the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established;

  •
  overseeing the qualifications and independence of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company (the "independent auditors"); and

  •
  overseeing the performance of the Company's internal audit function and independent auditors.

        In order to carry out its mission and function, the Committee has the authority to perform the following tasks and processes. The Committee shall:

  •
  Be directly responsible for the appointment, retention (or termination when appropriate), compensation and oversight of the firm of independent auditors of the Company. Such firm shall report directly to the Committee.

  •
  Approve in advance all audit and permissible non-audit services to be provided by the independent auditors and establish policies and procedures, on an annual basis, for the pre-approval of audit and permissible non-audit services to be provided by the independent auditors.

  •
  Review with management and the independent auditors the results of any significant matters as a result of the independent auditors' interim review procedures prior to the filing of each Quarterly Report on Form 10-Q or as soon thereafter as possible. The Audit Committee Chairperson may perform this responsibility on behalf of the Audit Committee.

  •
  Review and discuss with management and the independent auditors the Company's annual audited financial statements, including a discussion of the auditors' judgment as to the quality of the Company's accounting principles, and recommend whether or not the audited financial statements should be included in the Company's Annual Report on Form 10-K.

  •
  Review and resolve any significant disagreements among management and the independent auditors regarding financial reporting, accounting practices or policies, or in connection with the preparation of financial statements.

  •
  Discuss with management and the independent auditors, as appropriate, earnings press releases and financial information and earnings guidance provided to the public.

  •
  Review with the independent auditors their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters.

1

  •
  On an annual basis, (a) receive from the independent auditors a formal written statement regarding their independence and review and discuss with the auditors any relationships between the auditors and the Company that may adversely affect the independence of the auditors; (b) consider any appropriate corrective action which may be required; and (c) review with the independent auditors and financial management the scope and general extent of the proposed audit and audit procedures to be applied in the audit.

  •
  Produce a Committee report as required by the SEC to be included in the Company's annual proxy statement and Annual Report on Form 10-K filed with the SEC.

  •
  Periodically consult with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and such other matters the independent auditors and/or the Committee believe should be discussed privately.

  •
  Review with management and the independent auditors, where appropriate, the financial reporting and accounting policies of the Company and accounting and auditing, accounting and financial reporting rule changes that may have a significant impact on the Company's financial reports, and management's plans to implement such changes. The discussion shall include the quality, as well as acceptability, of such accounting and reporting policies and practices.

  •
  Oversee the Company's policies and procedures regarding compliance with applicable laws and regulations, conflicts of interest, and with the Company's Code of Business Conduct and the Code of Ethics for Finance Employees and receive reports from the Compliance Officer.

  •
  Establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission of concerns by employees regarding any questionable accounting, internal controls or audit matters.

  •
  Establish and oversee policies for the hiring of employees and former employees of the independent auditors consistent with applicable law and the rules of The NASDAQ Stock Market, Inc. ("Nasdaq").

  •
  Annually evaluate the performance of the Committee and the adequacy of the Committee's Charter and recommend changes if the Committee determines changes are appropriate and disclose this Charter as required by Nasdaq and applicable laws.

  •
  Review with the independent auditors and management the adequacy and effectiveness of (1) the Company's internal controls for accounting and financial reporting, including any significant deficiencies in internal control and significant changes in internal controls reported to the Committee by the independent auditors or management and (2) the Company's disclosure controls and procedures and management's reports on these controls and procedures.

  •
  Report its actions and recommendations to the Board at the next regularly scheduled Board meeting following any meeting of the Committee.

  •
  Review all related-party transactions for potential conflicts of interest and approve all such transactions. [See Nasdaq Pub. 4350(h)]

  •
  Perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

2

Committee Membership

        The Audit Committee shall consist of at least three (3) Directors. All members of the Committee shall, in the Board's judgment, meet the applicable experience and independence requirements of the Securities and Exchange Commission ("SEC") and Nasdaq and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with finance and accounting practices and be able to read and understand fundamental financial statements, and at least one member of the Committee shall, in the Board's judgment, be an "audit committee financial expert," as defined in rules promulgated by the SEC.

        The members of the Committee shall be appointed by the Board and may be removed by the Board at its discretion. Members of the Committee shall serve until their resignation, death, or removal by the Board or until their successors are appointed. A Committee member shall be automatically removed without further action of the Board if the member ceases to be a director of the Company or is found by the Board to no longer meet the SEC's and Nasdaq's applicable financial ability, experience and independence requirements. The Committee, or the Board, shall appoint one of its members to serve as Chairperson.

        The Committee may form and delegate authority to subcommittees of one or more members of the Committee as determined by the Committee to be necessary or advisable.

Meetings

        Meetings of the Committee will be held at least four (4) times each year. Additional meetings of the Committee will be held as often as the Committee determines is appropriate to carry out its responsibilities. The Chairperson of the Committee, in consultation with other Committee members, will determine the frequency and length of the meetings and will set agendas consistent with this Charter. Minutes will be prepared and filed with the minutes of the Board and the Committee will report to the Board the results of its meetings. The Committee may designate a non-voting Secretary or Acting Secretary for the Committee, who shall assist in the administration of meetings and prepare the minutes of such meeting as requested by the Committee. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter; (b) any provision of the Bylaws or Certificate of Incorporation of the Company; or (c) the laws of the state of Delaware.

Authority to Engage Advisors

        The Committee shall have the authority, and shall have appropriate funding from the Company, to retain such outside consultants, experts and other advisors as it deems appropriate for the fulfillment of its responsibilities. Any communication between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

Adopted March 4, 2004

3

EXHIBIT B-1

EVOLVING SYSTEMS, INC.

CODE OF BUSINESS CONDUCT

LETTER FROM STEPHEN K. GARTSIDE, JR., CHIEF EXECUTIVE OFFICER

        Our reputation as a company that does business with honesty, integrity and professionalism is vital to our success. To help provide direction for decision-making, Evolving Systems has defined a clear set of corporate policies for our employees and our Board of Directors. We must each comply not only with the letter of these policies but also their spirit. We should be proud of our organization, not only because of the quality of our products and services, but also because of how we conduct business. Integrity and ethical behavior involve more than simply meeting legal requirements—it means doing the right things in the right way.

        This Code of Business Conduct (the "Code") contains certain key Company policies and guidelines to help each of us focus on the duty we owe to each other, our shareholders, customers, and others with whom we do business. In addition to this Code, we have adopted an additional Code of Ethics applicable to those Employees serving in a finance, accounting, treasury, tax or investor relations role.

        Please familiarize yourself with the principles expressed in this Code and engage your supervisors and co-workers in making sure that our commitment to compliance and integrity is met in all areas of our business. If you are uncertain about what is appropriate behavior or have questions of an ethics or compliance nature, I encourage you to discuss your concerns with your supervisor, the Company's Compliance Officer—our SVP & General Counsel, or one of the many other resources available to assist you as described in this Code.

        Our customers and our stockholders expect us to deliver the best products and services. They also expect us to conduct ourselves ethically and responsibly. The stakes are high and we must exceed expectations.

Stephen K. Gartside, Jr.
 Chief Executive Officer

March 2004

I. GENERAL

Responsibility to Act in a Lawful and Ethical Manner.

        All Employees and members of our Board of Directors have a responsibility to act in a lawful and ethical manner and to understand and follow this Code. This Code contains key Company guidelines and policies, and is one element in our effort to ensure lawful and ethical conduct on the part of the Company, its Directors and its Employees. Another element in our effort to ensure lawful and ethical conduct is Evolving Systems' Anonymous Helpline, which has been set up to enable Employees to report improper conduct. Details about the Helpline are set forth below in the section "Reporting Suspected Non-compliance."

What Does this Code Contain?

        Summarized below are certain laws and related policies and procedures that are particularly important to Evolving Systems' business and the preservation of its good name and reputation. This Code reflects general principles to guide us in making ethical decisions and is not intended to address every specific situation that may arise. This Code does not replace existing Company guidelines and policies, such as those guidelines contained in Evolving Systems' Employee Handbook and other documents and agreements with employees. This Code should be read and taken together with Evolving Systems' existing Company guidelines and policies.

Who Must Follow this Code?

        This Code applies to all employees of Evolving Systems, its officers ("Employees") and non-employee directors ("Directors").

        We strongly encourage dialogue among Employees and their managers to make everyone aware of situations that give rise to ethical questions and to articulate acceptable ways of handling those situations.

        Employees are expected to comply with this Code and other existing Company guidelines and policies, and have a duty and obligation to report violations of applicable laws or this Code. All Employees are asked to sign a pledge to adhere to these guidelines when they join the Company.

What if I Don't Comply with this Code?

        Failure to comply with the standards contained in this Code and other Company guidelines and policies can have severe consequences for both the individual involved and Evolving Systems. In addition to potentially damaging Evolving Systems' good name, trade and customer relations and business opportunities, conduct that violates this Code and other Company guidelines may also violate federal, state and local laws. These violations can subject the individual involved to prosecution, imprisonment and fines. Also, violation of these policies could subject an Employee to disciplinary action, up to and including termination of employment. Nothing in this Code prohibits or restricts Evolving Systems from taking any disciplinary action on any matters pertaining to Employee conduct, whether or not they are expressly discussed in this document.

        This Code is not intended to create any expressed or implied contract with any Employee or third party. In particular, nothing in this document creates any employment contract between Evolving Systems and any of its Employees.

2

Who is Responsible for Interpreting this Code?

        The Company's Board of Directors has the exclusive responsibility for the final interpretation of this Code. This Code may be revised, changed or amended at any time by the Board of Directors of Evolving Systems.

II. CONFLICTS OF INTEREST

        We recognize that Employees and Directors may take part in legitimate financial, business and other activities outside of their positions with the Company. However, those activities must be lawful and must not conflict, or create an appearance of a conflict, with their responsibilities to the Company.

        Employees and Directors must not misuse Evolving Systems resources or influence, or discredit the Company's good name and reputation. Employees and Directors must act in the best interest of Evolving Systems and avoid any personal activity, investment or association that could interfere with or that could appear to interfere with good judgment concerning Evolving Systems' best interests. We may not use Evolving Systems' property, information, or our position for personal gain, including by taking opportunities for ourselves discovered through the use of Company property, information or your position at Evolving Systems. We should avoid even the appearance of such a conflict.

What are Some Examples of Possible Conflicts of Interest?

        For example, there is a likely conflict of interest if you:

  •
  Cause the Company to engage in business transactions with relatives or close personal friends;

  •
  Use non-public Company, client or vendor information for personal gain by you, relatives or friends (including securities transactions based on such information);

  •
  Are an Employee and "freelance" or "moonlight" where you may be tempted to spend time on that job during your normal Evolving Systems working hours or to use the Company's equipment or materials. All free-lance or moonlighting activities by Employees require the prior written approval of your manager, the senior manager or officer of your organizational unit and Evolving Systems' Compliance Officer. Employees who free-lance or moonlight may not use Evolving Systems time, facilities, resources, or supplies for such work;

  •
  Have a financial interest in the Company's suppliers or competitors;

  •
  Compete, or unlawfully prepare to compete, with the Company while still employed by the Company or serving on the Company's Board of Directors;

  •
  Accept an offer to purchase "friends and family stock" in a company issuing shares through an initial public offering (IPO) if you interface with that company in your Evolving Systems' business;

  •
  Involve yourself in preferential hiring of, direct supervision of, or making a promotion decision about a spouse, relative or close personal friend;

  •
  Engage in a romantic or other personal relationship that may create a conflict of interest with the employee's Evolving Systems responsibilities or compromise Company interests.

        There are other situations in which a conflict of interest may arise. If you become aware of any material transaction or relationship that could reasonably be expected to give rise to such a conflict of interest, or if you have concerns about any situation, follow the steps outlined in the section titled "Reporting Ethical Violations."

3

III. FALSIFYING RECORDS

        Falsifying any Company, customer or third party record, including covering up a mistake or backdating a document, is prohibited. Mistakes should not be covered up, but should immediately be fully disclosed and corrected.

IV. FAIR DEALING

        No Employee or Director should take unfair advantage of any person or entity through manipulation, concealment, fraud, abuse of privileged information, misrepresentation of material facts, innuendo or any other unfair-dealing practice.

V. GIFTS, BRIBES AND KICKBACKS

        Other than nominal gifts, generally gifts less than $100, given or received in the normal course of business (including travel or entertainment), neither you nor your relatives may give gifts to or receive gifts from persons doing business with Evolving Systems. This dollar limit is intended to serve as a guideline, and employees are urged to consult with their manager, or officer responsible for their organizational unit, and Evolving Systems' Compliance Officer before giving or accepting any gifts of more than nominal value.

        Gifts of any amount should never be solicited. A gift of cash or securities should never be accepted. In no event should an Employee or Director put the Company or himself or herself in a position that would be embarrassing if the gift were made public.

        In some international business transactions, it is customary and lawful for business leaders in a host country to give gifts to employees. These gifts may be of more than nominal value and under the circumstances returning the gifts or paying for them may be an affront to the giver. In such a situation, the gift must be reported to Evolving Systems' Compliance Officer. In some cases, the gift may be retained by the Company, at Evolving Systems' sole discretion, and not the individual Employee.

        Any Employee who is found to have paid or received a bribe or kickback is subject to immediate termination of employment and will be reported, as warranted, to the appropriate authorities. A kickback or bribe includes any item intended to improperly obtain favorable treatment.

VI. ENTERTAINMENT

        Normal business entertainment such as lunch, dinner, theater, a sporting event, and the like, is appropriate if of a reasonable nature and if offered or accepted in the course of a meeting or another occasion, the purpose of which is to hold bona fide business discussions or to foster better business relations.

VII. COMPANY ASSETS

        All Employees and Directors are responsible for the proper use of and safeguarding Evolving Systems' assets, including its physical resources and property, as well as its proprietary and other confidential information and trademarks. Reasonable incidental use of Company telephones, computers or other equipment is permitted.

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VIII. COMPANY PROPRIETARY AND OTHER CONFIDENTIAL INFORMATION

What is Confidential Information?

        "Confidential Information" refers to information that is not available to the public (or that someone would expect to be non-public), and that might give the holder of the information a competitive advantage over a third party. For example, Company Confidential Information includes:

  •
  Information marked as "Confidential," "Proprietary," "Trade Secrets," or with a similar marking;

  •
  Information relating to current and future business plans, strategies and methods, including service offerings, divestitures, mergers, acquisitions, and marketing and sales plans and data;

  •
  Information relating to hiring decisions, and to current, former and prospective employees;

  •
  Technical and engineering information, specifications, and data;

  •
  Financial reports and data that have not been made public; and

  •
  Any information of the type described above that is received from any other person.

        Evolving Systems operates in many different and extremely competitive markets. We should be aware that in any competitive environment, proprietary and confidential information and trade secrets must be safeguarded in the same way that all other important Company assets are protected. Information concerning pricing, products and services that are being developed, and other such trade secrets, including information pertaining to any prospective company acquisition or divestiture, must be held in the strictest confidence, and reasonable prudence and care should be exercised in dealing with such information in order to avoid inadvertent or inappropriate disclosure. This also applies to confidential information we receive from our customers.

How do I Protect Confidential Information?

        This means that you should exercise care when discussing Evolving Systems' matters in the presence of third parties, and that you should not disclose any Company Confidential Information without the protection of a confidentiality agreement that reasonably protects such Confidential Information. Keep in mind that only an officer of the Company or one of the attorney's in the Legal Department are authorized to sign confidentiality agreements on behalf of Evolving Systems. The Company prefers that you use Evolving Systems' standard agreement when executing a confidentiality agreement. Contact one of the attorneys in the Legal Department if the party to whom you intend to disclose Company Confidential Information wishes to make changes to the confidentiality agreement or requests that their agreement be signed. Confidential Information must not be used in any way other than as required in performing your duties as an Employee or Director, and should never be disclosed for personal profit or for the advantage of yourself or anyone else.

        Our technology represents a valuable corporate asset. All Employees and Directors must use no less than reasonable care to protect the integrity of Evolving Systems' technology. This means that we should refrain from using, copying or distributing Evolving Systems' or third party software or technology without specific authorization, or for purposes other than to perform our assigned responsibilities. In addition, we should not knowingly use or discuss Company or third party software or other technology unless authorized to do so. If we have Company or third party software or technology, we may not distribute or disclose such software and technology unless authorized to do so. In all cases, we must use third party software and technology only within the terms of the license agreement for such software and technology.

        All files, records and reports acquired or created in the course of your employment or your tenure on the Board of Directors are the property of Evolving Systems. Employees must also abide by the provisions of Evolving Systems' Confidential and Proprietary Information Policy.

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What Should I do if a Third Party Wants to Provide Me with Confidential Information?

        You generally should contact the Legal Department before accepting any Confidential Information from any third party. If you have third party Confidential Information, you must take reasonable care to observe the terms of any agreement under which Confidential Information has been received from the third party, and not to violate the rights of the third party. Particular care should be taken when dealing with competitors and former employees. Never knowingly request, accept use, or disclose the Confidential Information of these parties unless you have consulted with the Legal Department. In addition, do not disclose, or induce any other employee to disclose, any former employer's Confidential Information, and never ask a third party to violate a non-compete or non-disclosure agreement.

        If you are involved in the design, development, testing, modification or maintenance of Company software or other technology, you should refrain from including any third party Confidential Information or other software or technology in the software or technology that you develop for the Company, and from intentionally designing any Company technology to duplicate or emulate any third party technology.

IX. TRADEMARKS, SERVICE MARKS AND COPYRIGHTS

        Trademarks and service marks—words, slogans, symbols, logos or other devices used to identify a particular source of goods or services—are important business tools and valuable assets which require care in their use and treatment. No Employee may negotiate or enter into any agreement respecting Evolving Systems' trademarks, service marks or logos without first consulting the Legal Department. Evolving Systems also respects the trademark rights of others and any proposed name of a new product, financial instrument or service intended to be sold or rendered to customers must be submitted to the Legal Department for clearance prior to its adoption and use. Similarly, using the trademark or service mark of another company, even one with whom Evolving Systems has a business relationship, always requires clearance or approval by our Legal Department, to ensure that the use of that other company's mark is proper.

        We must avoid the unauthorized use of copyrighted materials of others and should confer with the Legal Department if we have any questions regarding the permissibility of photocopying, excerpting, electronically copying or otherwise using copyrighted materials. In addition, simply because material is available for copying, such as matter downloaded from the Internet, does not mean that it is automatically permissible to copy or re-circulate (by, for example, email or posting to an intranet facility). All copies of work that is authorized to be made available for ultimate distribution to the public, including all machine readable works such as computer software, must bear the prescribed form of copyright notice. In order to assure that proper software licenses are in place for all software being used in Company business, the Company has policies in place concerning software that may be installed on Company equipment. All employees are expected to comply with those policies.

        Evolving Systems is legally entitled to all rights in ideas, inventions and works of authorship relating to its business that are made by Employees during the scope of their employment with Evolving Systems or using the resources of the Company ("Employee Developments"). As a condition of employment, all Employees are required to promptly disclose all Employee Developments to their manager, and to execute the necessary documentation to transfer all Employee Developments to Evolving Systems to evidence their ownership, or to obtain legal protection for them.

X. COMPLIANCE WITH LAWS

        In conducting our business, Evolving Systems and every Employee and Director must obey and comply with applicable laws, rules and regulations. It is our responsibility to be aware of those laws, rules and regulations and to comply with the legal requirements affecting us and our position with the Company. If you have any questions regarding compliance with any law, rule or regulation, you should

6

call the Legal Department or Evolving Systems' Compliance Officer immediately for advice—but remember that compliance with this Code and applicable laws, rules and regulations is your responsibility.

A. Securities Laws

        Employees and Directors must comply with Evolving Systems' Insider Trading Policy, and may not trade in (or even recommend) Evolving Systems stock based on inside information. "Insider Trading" is the purchase or sale of a publicly traded security while in possession of important non-public information about the issuer of the security. Such information includes, for example, non-public information on Company earnings, significant gains or losses of business, or the hiring, firing or resignation of a Director or Officer of the Company. Insider Trading, as well as "tipping", which is communicating such information to anyone who might use it to purchase or sell securities, are prohibited by the securities laws. When in doubt, information obtained as an Employee or Director of the Company should be presumed to be important and not public.

        Officers and Directors, as well as certain Employees of the Company, are also subject to the Company's trading "Blackout Rules" which prohibit trading in the Company's stock during certain times of the year and require that trades be pre-cleared by the Company's Compliance Officer. Those subject to these rules will be notified by the Company's Compliance Officer and will be provided with a copy of the Company's Trading Blackout Policy. In addition, Officers and Directors of the Company are subject to certain reporting requirements by the Securities and Exchange Commission (SEC). Each Officer and Director has the responsibility to familiarize himself or herself with the SEC reporting requirements and to cooperate with the Company's Compliance Officer in filing all required reports.

        Employees and Directors who have questions pertaining to the sale or purchase of a security under circumstances that might involve confidential information or securities laws should consult with Evolving Systems' Compliance Officer. The Compliance Officer may refer individuals to their personal attorneys.

B. Antitrust Laws

        The federal government, most state governments, the European Economic Community and many foreign governments have enacted antitrust or "competition" laws. These laws prohibit "restraints of trade", which is certain conduct involving competitors, customers or suppliers in the marketplace. Their purpose is to ensure that markets for goods and services operate competitively and efficiently, so that customers enjoy the benefit of open competition among their suppliers and sellers similarly benefit from competition among their purchasers. In the United States and some other jurisdictions, violations of the antitrust laws can lead to substantial civil liability—triple the actual economic damages to a plaintiff. Moreover, violations of the antitrust laws are often treated as criminal acts that can result in felony convictions of both corporate officers and the individual employee involved in the conduct.

        Strict compliance with antitrust and competition laws around the world is essential. These laws are very complex. Some types of conduct are always illegal under the antitrust laws of the Untied States and many other countries.

Employees and other representatives of the Company must be alert to avoid even the appearance of such conduct. These are:

1.     Agreements with competitors:

        a.     to set prices or any other economic terms of the sale, purchase or license of goods or services, to use a common method of setting prices, or to set any conditions of sale or purchase;

        b.     on any terms of a bid or whether or not to bid;

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        c.     to allocate or limit customers, geographic territories, products or services, or not to solicit business from each other in one or more ways;

        d.     not to do business with (to "boycott") one or more customers, suppliers, licensors or licensees; and

        e.     to limit production volume or research and development, to refrain from certain types of selling or marketing of goods or services, or to limit or standardize the features of products or services.

2.     Agreements with customers or licensees on the minimum resale price or price levels (e.g., discounts) of the Company's goods or services.

        Other activities are not absolutely illegal, but may be legal in some market situations and illegal in others. Some of these types of conduct involve agreements with third parties such as competitors, customers, suppliers, licensees or licensors. Others involve unilateral actions that may result in claims that Evolving Systems has monopolized or attempted to monopolize a market.

        These types of conduct are described below:

        a      "Predatory" pricing, or pricing below some level of cost, with the effect of driving at least some competition from the market;

        b.     Exclusive dealing arrangements that require customers or licensees not to deal in the goods or services of the Company's competitors;

        c.     Reciprocal purchase agreements that condition the purchase of a product on the seller's agreement to buy products from the other party;

        d      "Tying" arrangements, in which a seller conditions its agreement to sell a product or service that the buyer wants on the buyer's agreement to purchase a second product that the buyer would prefer not to buy or to buy elsewhere on better terms;

        e.     "Bundling" or market share discounts in which the final price depends on the customer's purchase of multiple products or on allocating a specified percentage of its total purchases to the Company's products;

        f.      "Price discrimination," or selling to different purchasers of the Company's products at different prices or on other different economic terms of the purchase, or offering different promotional allowances or services in connection with the customer's resale of the products, without complying with the specific exceptions permitted under the law; and

        g.     Agreements with customers or licensees on the maximum resale price or price levels of the Company's goods or services.

        This Code is not intended as a comprehensive review of the antitrust laws, and is not a substitute for expert advice. If you have questions concerning a specific situation, you should contact Evolving Systems' Compliance Officer or one of the attorney's in the Legal Department before taking action.

C. Business Practices Outside of the United States

        Laws and customs vary throughout the world, but all employees must uphold the integrity of the Company in other nations as diligently as they would do so in the United States. When conducting business in other countries, it is imperative that Employees be sensitive to foreign legal requirements and United States laws that apply to foreign operations, including the Foreign Corrupt Practices Act. The Foreign Corrupt Practices Act generally makes it unlawful to give anything of value to foreign government officials, foreign political parties, party officials, or candidates for public office for the purposes of obtaining, or retaining, business for the company. You should contact Evolving Systems'

8

Compliance Officer or an attorney in the Legal Department if you have any questions concerning a specific situation.

D. Export Laws, Sanctions and Trade Embargoes

        The United States government uses export and import laws and regulations, economic sanctions and trade embargoes to further various foreign policy and national security objectives. Employees must abide by all export and import laws and regulations, economic sanctions or trade embargoes that the United States has adopted, whether they apply to foreign countries, political organizations or particular foreign individuals and entities. Inquires regarding whether a transaction on behalf of Evolving Systems complies with applicable export or import laws and regulations, sanction and trade embargo programs should be referred to Evolving Systems' Compliance Officer or an attorney in the Legal Department.

E. Books and Records

        All Employees with management responsibility should establish and implement appropriate internal accounting controls over all areas of their responsibility to ensure the safeguarding of Company assets and the accuracy of its financial records and reports. Evolving Systems has adopted controls in accordance with internal needs and the requirements of applicable laws and regulations. These established accounting practices and procedures must be followed to assure the complete and accurate recording of all transactions. All Employees, within their areas of responsibility, are expected to adhere to these procedures, as directed by appropriate Company Employees.

        Any accounting adjustments that materially depart from generally accepted accounting policies (GAAP) must be approved by Evolving Systems' Chief Financial Officer, the Compliance Officer, and the audit committee of the Board of Directors, and reported to the Company's independent auditors. In addition, all material off-balance-sheet transactions, arrangements and obligations, contingent or otherwise, and other relationships of the Company with unconsolidated entities or other persons that may have material current or future effects on the financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses must be disclosed to Evolving Systems' Chief Financial Officer, the Compliance Officer, the audit committee of the Board of Directors and the Company's independent auditors.

        No Employee may interfere with or seek to improperly influence, directly or indirectly, the auditing of the Company's financial records. Violation of these provisions shall result in disciplinary action, up to and including termination, and may also subject the violator to substantial civil and criminal liability.

        If you become aware of any improper transaction or accounting practice concerning the resources of the Company, you should report the matter immediately to your manager, the Chief Financial Officer, Evolving Systems' Compliance Officer, or a member of the audit committee of Evolving Systems' Board of Directors. Employees may also file a confidential, anonymous complaint with Evolving Systems' Compliance Officer or Evolving Systems' Anonymous Helpline if they have information regarding questionable accounting or auditing matters. There will be no retaliation against Employees who disclose questionable accounting or auditing matters.

F. Employment Policies

        Evolving Systems expects that all relationships among persons in the workplace will be business-like and free of unlawful bias, prejudice and harassment. Evolving Systems strives to comply with federal and state law relating to equal employment opportunity without discrimination or harassment on the basis of race, color, national origin, religion, sex, age, disability, or any other status protected by law. Evolving Systems' Non-Discrimination Policy and Anti-Harassment Policy is contained in our Employee Handbook.

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        It is Evolving Systems' policy to comply with all applicable wage and hour laws and other statutes regulating the employer-employee relationship and the workplace environment.

        No Employee may interfere with or retaliate against another Employee who seeks to invoke his or her rights under the laws governing labor and employee relations. If any Employee has any questions about these laws or Evolving Systems policies governing employee matters, he or she should consult the Employee Handbook or contact Evolving Systems' Human Resources Department, Compliance Officer, or the Legal Department.

        There are laws and regulations intended to safeguard against safety and health hazards. For that reason, and to protect the safety of all Employees and others, you and other persons who are present at Evolving Systems' facilities are required to follow carefully all safety instructions and procedures that the Company adopts. Questions about possible health and safety hazards at Evolving Systems' facilities should be directed immediately to your manager or to the Human Resources department.

G. Computer, E-mail and Internet Policies

        Every Employee is responsible for using the Company's computer system, including, without limitation, its electronic mail (Email) system and the Internet (collectively, the "Information Systems"), properly and in accordance with Evolving Systems' policies. Evolving Systems' Information Systems Policy is contained in the Employee Handbook. Any questions about these policies should be addressed to your immediate manager, the Human Resources Department, the Legal Department, or Evolving Systems' Compliance Officer. Employees and Directors should be aware of, among other matters, the following:

1.     The Information System Is Company Property

        The computers that Employees are provided or have access to for work and the E- mail system available to Employees and Directors are the property of Evolving Systems and have been provided for use in conducting Company business. All communications and information transmitted by, received from, created or stored in its Information Systems (whether through word processing programs, E-Mail, the Internet or otherwise) are Company records and property of the Company.

2.     No Expectation of Privacy

        Evolving Systems has the right, but not the duty, for any reason and without the permission of any Employee or Director, to monitor any and all of the aspects of its Information Systems, including, without limitation, reviewing documents created and stored on its Information Systems, deleting any matter stored in its Information Systems, monitoring sites visited by Employees on the Internet, monitoring chat and news groups, reviewing material downloaded or uploaded by users from the Internet, and reviewing E-Mail sent and received by users. Persons using Evolving Systems' systems should not have any expectation of privacy in anything they create, store, send or receive on the Company's Information Systems.

3.     Professional Use of Computer System Required; Other Policies Apply

        Employees are reminded to be courteous to other users of its Information Systems and always to conduct themselves in a professional manner. Evolving Systems' policies against discrimination and harassment (sexual or otherwise) apply fully to the Company's Information Systems, and any violation of those policies is grounds for discipline up to and including termination.

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4.     Offensive and Inappropriate Material; Illegal Activities

        Evolving Systems' policies prohibit using the Company's Information Systems to send or receive messages or files that are illegal, sexually explicit, abusive, offensive or profane.

H. Document Retention

        The space available for the storage of Company documents, both on paper and electronic, is limited and expensive. Therefore, periodic discarding of documents is necessary. On the other hand, there are legal requirements that certain records be retained for specific periods of time. Before disposing of documents, Employees should consult with their manager, the Legal Department, or Evolving Systems' Compliance Officer, so that a judgment can be made as to the likelihood that the documents will be needed.

        Whenever it becomes apparent that documents of any type will be required in connection with a lawsuit or government investigation, all possibly relevant documents should be preserved, and ordinary disposal or alteration of documents pertaining to the subjects of the litigation or investigation should be immediately suspended. If you are uncertain whether documents under your control should be preserved because they might relate to a lawsuit or investigation, you should contact the Legal Department or Evolving Systems' Compliance Officer.

XI. DISCLOSURE

        Each director, officer or employee involved in the Company's disclosure process, including the Chief Executive Officer, the Chief Financial Officer and the Controller (the "Senior Financial Officers" is required to be familiar with and comply with the Company's disclosure controls and procedures and internal control over financial reporting, to the extent relevant to his or her area of responsibility, so that the Company's public reports and documents filed with the Securities and Exchange Commission ("SEC") comply in all material respects with the applicable federal securities laws and SEC rules. In addition, each such person having direct or supervisory authority regarding these SEC filings or the Company's other public communications concerning its general business, results, financial condition and prospects should, to the extent appropriate within his or her area of responsibility, consult with other Company officers and employees and take other appropriate steps regarding these disclosures with the goal of making full, fair, accurate, timely and understandable disclosure.

        Each director, officer or employee who is involved in the Company's disclosure process, including, without limitation the Senior Financial Officers, must:

  •
  Familiarize himself or herself with the disclosure requirements applicable to the Company as well as the business and financial operations of the Company;

  •
  Not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's independent auditors, governmental regulators and self-regulatory organizations;

  •
  Properly review and critically analyze proposed disclosure for accuracy and completeness, or, where appropriate, delegate this task to others.

        Only certain individuals are authorized to represent the Company to the press or investors. All inquiries of this nature should be directed to the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer or the Company's General Counsel.

XII. POLITICAL INVOLVEMENT AND CONTRIBUTIONS

        No Company funds may be given directly to political candidates. You may, however, engage in political activities with your own resources and on your own time.

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XIII. REPORTING SUSPECTED NON-COMPLIANCE AND USING OUR ANONYMOUS HELPLINE

A. General Policy:

        To assist in the administration of this Code, Evolving Systems has established the position of Compliance Officer. As part of its commitment to ethical and legal conduct, Evolving Systems expects its Employees and Directors to bring to the attention of the Compliance Officer, or to any of the people he or she designates, information about suspected violations of this Code or law by any Evolving Systems' Employee, Director or agent. Employees who have information about suspected improper accounting or auditing matters should bring it to the attention of the Chief Financial Officer, Evolving Systems' Compliance Officer, and/or a member of the audit committee of the Board of Directors, or submit an anonymous complaint via Evolving Systems' Anonymous Helpline. Employees are required to come forward with any such information, without regard to the identity or position of the suspected offender. To the extent reasonably possible, Evolving Systems will treat the reported information in a confidential manner (consistent with appropriate evaluation and investigation) and will seek to ensure that no acts of retribution or retaliation will be taken against anyone for making a report or for participating in good faith in the investigation.

        Because failure to report criminal activity can itself be understood to condone the crime, we emphasize the importance of reporting. Failure to report knowledge of wrongdoing may result in disciplinary action against those who fail to report the improper conduct.

B. Complaint Procedure

        Information or complaints about known or suspected violations of this Code or any law by any Employee or Director of Evolving Systems should be reported promptly. Whenever practical, an Employee can report a violation to Evolving Systems' Compliance Officer, either by contacting the Compliance Officer by phone or in writing, or an Employee can use Evolving Systems' Anonymous Helpline.

        Our Anonymous Helpline:    Evolving Systems Anonymous Helpline is available 24 hours a day, 7 days a week, 365 days a year.

        To report an issue or concern or to voice a comment or suggestion to management you can:

  •
  Leave a voice mail message on 303-802-1040; or

  •
  Enter information online at hrweb.evolving.com (click on "Feedback," click on "Helpline," select "Company Management" as the intended recipient).

        You have the option to identify yourself, if you choose, or to submit your issue or concern on an anonymous basis. Your message will be retrieved by a member Director of Human Resources or the Compliance Officer.

        Additionally, if you wish to report an issue or concern or to voice a comment or suggestion to someone outside of management, you can use the Evolving Systems' Helpline to send a message directly to a member of the Audit Committee of the Board of Directors. To do so you can:

  •
  Leave a voice mail message on 303-802-1110; or

  •
  Enter information online at hrweb.evolving.com (click on "Feedback," click on "Helpline," select "Audit Committee" as the intended recipient).

        You have the option to identify yourself, if you choose, or to submit your issue or concern on an anonymous basis. Your message will be retrieved by a member of the Audit Committee.

        You may also send a letter to the Compliance Officer (Sr. Vice President & General Counsel) or to the Chairman of the Audit Committee at Evolving Systems, Inc. 9777 Mt. Pyramid Ct., Suite 100,

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Englewood, CO 80112. Or you may send a fax addressed to those individuals at (303) 802-1138. Letters and faxes may be submitted anonymously if you desire to do so.

        As a reminder, issues that should be reported may include, but are not limited to:

  •
  Accounting and auditing practices;

  •
  Conflicts of interest;

  •
  Harassment or discrimination;

  •
  Gifts and gratuities;

  •
  Copyright issues;

  •
  Unlicensed Software;

  •
  Employment issues;

  •
  Retaliation;

  •
  Theft;

  •
  Safety;

  •
  Improper use of Company property;

  •
  Falsifying reports;

  •
  Workplace violence;

  •
  Drug/Alcohol use;

  •
  Securities and Insider trading; or

  •
  Disclosure of Trade Secrets or confidential information.

        Of course, you may also report issues or concerns or voice comments and suggestions in person to your manager, or to any member of the Human Resources or Legal Departments.

Investigations

        Reports of violations will be investigated under the direction of the Audit Committee of the Board of Directors, if the violation involves a financial or accounting matter, or under the Compliance Officer's supervision, as he or she finds appropriate. Employees are required to cooperate fully in the investigation of reported violations.

Confidentiality

        The Audit Committee and the Compliance Officer will not, to the extent practical and appropriate under the circumstances to protect the privacy of the persons involved, disclose the identity of anyone who reports a suspected violation or who participates in the investigation. Employees should be aware that the Audit Committee and the Compliance Officer, and those assisting him or her are obligated to act in the best interests of the Company, and do not act as personal representatives or lawyers for employees.

Protection Against Retaliation

        No individual who in good faith raises an ethical question or concern or voices a comment or suggestion will be subjected to retaliation of any kind. Retaliation in any form against an individual who reports a violation of this Code or of any law, even if the report is mistaken, or who assists in the

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investigation of a reported violation, is itself a serious violation of our Code of Conduct. Acts of retaliation should be reported immediately and will be disciplined appropriately. Anyone who is found to have retaliated against an employee who reports or questions suspected unethical or illegal behavior will be subjected to disciplinary action, up to and including termination.

XIV. WAIVERS

        Under appropriate circumstances, Evolving Systems may waive application of the Code to certain otherwise prohibited conduct. A waiver must be requested in advance and in writing, and the request must describe the contemplated conduct for which the waiver is sought and why a waiver would be appropriate under the circumstances.

        If you are a Director or Officer of the Company, a waiver request must be directed to the Board of Directors. The waiver may be granted only by a vote of the Board of Directors following a determination that a waiver is appropriate under the circumstances. The reasons for granting the waiver must be recorded in the minutes of the meeting at which it was granted, and the waiver must be accompanied by appropriate controls designed to protect the Company.

        If you are not a Director or Officer, a waiver request must be directed to Evolving Systems' General Counsel. The waiver may be granted only following a determination by the General Counsel that the waiver is appropriate under the circumstances and accompanied by appropriate controls designed to protect the Company.

        Evolving Systems will post on its Company web site for a period of at least 12 months a description of any changes to or amendments or waivers of, this Code applicable to Directors or Officers. Implicit waivers due to inaction by Company management with respect to reported or known Code violation shall be similarly disclosed.

XIV. CONCLUSION

        Each Employee and Director is responsible for safeguarding and promoting the Company's ethics and business reputation. Of course, doing the right thing in the right way is not always easy. Many situations will involve subtleties and complexities that lead to difficult choices, and there is not always a clear cut answer. When in doubt, take a step back to ask yourself whether the situation feels right, and consider whether the action contemplated would withstand scrutiny. If necessary, take another careful look at this Code for guidance and seek advice from your immediate manager, a member of senior management, the Legal Department or Evolving Systems' Compliance Officer. Your actions should not have even the appearance of impropriety. You should feel comfortable that your actions would not embarrass you, your colleagues or the company's stockholders should your actions become public.

        This Code will be posted on the Evolving Systems' internal website at Evolving Village, and the Company's external website at www.evolving.com, and will be filed in the Company's publicly filed documents, if required by SEC or NASDAQ regulations.

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EXHIBIT B-2

EVOLVING SYSTEMS, INC.

CODE OF ETHICS

FOR

FINANCE EMPLOYEES

        This Code of Ethics for Finance Employees applies to the Chief Executive Officer and Chief Financial Officer of Evolving Systems, Inc. ("Evolving Systems" or "Company")) and all employees serving in a finance, accounting, treasury, tax, or investor relations role (the "Finance Employees"). Evolving Systems expects all of its employees to act in accordance with the highest standards of personal and professional integrity in all aspects of their activities, to comply with all applicable laws, rules and regulations, to report wrongdoing and to abide by Evolving Systems' Code of Business Conduct and other policies and procedures adopted by Evolving Systems that govern the conduct of its employees. This Code of Ethics for Finance Employees is intended to supplement the Evolving Systems Code of Business Conduct.

        As a Finance Employee, you are expected to:

        1)    Engage in honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        2)    Avoid actual conflicts of interest, situations that would likely develop into conflicts of interest, and behavior that presents an appearance of impropriety or a conflict of interest.

        3)    Disclose to Evolving Systems' Compliance Officer any material transactions or relationships that reasonably could be expected to give rise to a conflict of interest;

        4)    Take all reasonable measures to protect the confidentiality of non-public information about Evolving Systems and its customers obtained or created in connection with your activities and to prevent the unauthorized disclosure of such information unless required by applicable law or regulation or legal regulatory process;

        5)    Produce full, fair, accurate, timely, and understandable disclosure in reports and documents that Evolving Systems files with, or submits to the Securities and Exchange Commission and other regulators and in other public communications made by Evolving Systems;

        6)    Comply with applicable governmental laws, rules and regulations, as well as the rules and regulations of self-regulatory organizations of which Evolving Systems is a member; and

        7)    Promptly report any possible violation of this Code of Ethics to Evolving Systems' Compliance Officer or any of the other people or channels described in Evolving Systems' Code of Business Conduct.

        You are prohibited from directly or indirectly taking any action to improperly influence, coerce, manipulate or mislead Evolving Systems independent public auditors.

        You understand that you will be held accountable for adherence to this Code of Ethics. Your failure to observe this Code of Ethics, the Code of Conduct and other Evolving Systems' policies and procedures may result in disciplinary action, up to and including termination of employment. Violations of the Code of Ethics may also constitute violations of law and may result in civil and criminal penalties for you.

        If you have any questions regarding the best course of action in a particular situation, you should promptly contact Evolving Systems' Compliance Director. You may choose to remain anonymous in

1

reporting any violation of this Code of Ethics. Please refer to the Evolving Systems' Code of Business Conduct for procedures describing the anonymous reporting system.

ACKNOWLEDGMENT

        I certify that I have received and read and that I will abide by Evolving Systems' Code of Ethics for Finance Employees distributed to me on                                  .

        I understand that my agreement to comply with this Code of Ethics does not constitute a contract of employment.

(signature)
(print your name)
Date:

2

Exhibit C

AMENDMENT TO
RESTATED CERTIFICATE OF INCORPORATION
OF
EVOLVING SYSTEMS, INC.

(Pursuant to Sections 228 and 242 of the
General Corporation Law of the State of Delaware)

        Evolving Systems, Inc., a corporation organized and existing under and by virtue of the General Corporation law of the State of Delaware (the "Corporation"), does hereby certify:

        1.     The Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 10, 1996.

        2.     This Amendment to the Restated Certificate of Incorporation of the Corporation set forth below has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

        3.     Article IV, Section A of the Corporation's Restated Certificate of Incorporation is hereby amended to read in its entirety as follows:

          "A.   CLASSES OF STOCK. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is fifty-two million (52,000,000), of which fifty million (50,000,000) shares shall be Common Stock and two million (2,000,000) shall be Preferred Stock. The Common Stock shall have a par value of $.001 per share and the Preferred Stock shall have a par value of $.001 per share."

        IN WITNESS WHEREOF, Evolving Systems, Inc. has caused this Amendment to Restated Certificate of Incorporation to be signed by its President and Chief Executive Officer this     day of            , 2004.

EVOLVING SYSTEMS, INC.
By:	Name: Stephen K. Gartside, Jr. Title: President and Chief Executive Officer

1

ANNUAL MEETING OF STOCKHOLDERS OF

EVOLVING SYSTEMS, INC.

May 13, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

\*/ Please detach along perforated line and mail in the envelope provided. \*/

THE BOARD OF DIRECTORS RECOMMENDS AVOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4, AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

						FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS 3 DIRECTORS				2.	Approval of Amendment to Certificate of Incorporation.	☐	☐	☐
☐	FOR ALL NOMINEES	NOMINEES: ( ) Stephen K. Gartside, Jr. ( ) Brendan F. Reidy		3.	Approval of Amendment to Amended and Restated Stock Option Plan.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			4.	Approval of Amendment to Employee Stock Purchase Plan.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)			5.	Ratification of Selection of Independent Auditors.	☐	☐	☐

				You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The persons named herein as agents and proxies cannot vote your shares unless you sign and return this card.
				In their discretion, the proxies are entitled to vote upon such other matters as may properly come before the meeting
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (•)			This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR Proposals 1 through 5.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

  Note:
  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

EVOLVING SYSTEMS, INC.

9777 Mt. Pyramid Court, Suite 100
Englewood, Colorado 80112
Proxy Solicited on Behalf of the Board of Directors of the Company
for the Annual Meeting of Stockholders—May 13, 2004

        The undersigned hereby constitutes and appoints Brian R. Ervine and Anita T. Moseley, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Evolving Systems, Inc. to be held at Hilton Garden Inn, 9290 Meridian Blvd., Englewood, Colorado, on Thursday, May 13, 2004, at 9:00 a.m. local time and at any postponements, continuations or adjournments thereof, on all matters coming before said meeting.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

EVOLVING SYSTEMS, INC.

May 13, 2004

PROXY VOTING INSTRUCTIONS
MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible.
-OR-
TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	COMPANY NUMBER ACCOUNT NUMBER
-OR-
INTERNET—Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.

\*/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. \*/

THE BOARD OF DIRECTORS RECOMMENDS AVOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4, AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

						FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS 3 DIRECTORS				2.	Approval of Amendment to Certificate of Incorporation.	☐	☐	☐
☐	FOR ALL NOMINEES	NOMINEES: ( ) Stephen K. Gartside, Jr. ( ) Brendan F. Reidy		3.	Approval of Amendment to Amended and Restated Stock Option Plan.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			4.	Approval of Amendment to Employee Stock Purchase Plan.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)			5.	Ratification of Selection of Independent Auditors.	☐	☐	☐

				You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The persons named herein as agents and proxies cannot vote your shares unless you sign and return this card.
				In their discretion, the proxies are entitled to vote upon such other matters as may properly come before the meeting
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (•)			This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR Proposals 1 through 5.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

  Note:
  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2004
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS MAY 13, 2004 INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
INFORMATION REGARDING THE BOARD AND ITS COMMITTEES
PROPOSAL 2 AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES
PROPOSAL 3 APPROVAL OF AMENDMENT TO AMENDED AND RESTATED STOCK OPTION PLAN
PROPOSAL 4 APPROVAL OF AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 5 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
TABLE OF EQUITY COMPENSATION PLANS
MANAGEMENT
INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND MANAGEMENT
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INFORMATION REGARDING EXECUTIVE OFFICER COMPENSATION
Summary Compensation Table
STOCK OPTION GRANTS AND EXERCISES
Option Grants in Last Fiscal Year
OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
REPORT OF THE COMPENSATION COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG EVOLVING SYSTEMS, INC. THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP
REPORT OF THE AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
FORWARD LOOKING STATEMENTS
WHERE YOU CAN FIND MORE INFORMATION ABOUT EVOLVING SYSTEMS
Exhibit A
EXHIBIT B-1 EVOLVING SYSTEMS, INC. CODE OF BUSINESS CONDUCT
EXHIBIT B-2 EVOLVING SYSTEMS, INC. CODE OF ETHICS FOR FINANCE EMPLOYEES
Exhibit C